UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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Donnelley Financial Solutions, Inc.

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DFIN

2019 Annual Meeting of Shareholders and Proxy Statement

From Our Board

DEAR DFIN SHAREHOLDERS,

Our purpose as stewards of the Company is to oversee the long-term performance and sustainability of the Company, while continuously creating value for our shareholders. With this focus over the past year, the company made significant progress against our key strategic priorities, maintaining strong market share in our core businesses and evolving our portfolio as clients shift from paper-based practices to digital solutions.

Here are some highlights from 2018:

People

It takes great people to serve our clients well, so we invested in our human capital by recruiting, training, retaining and rewarding top talent across all disciplines, including:

•	Actively promoting diversity, inclusion and gender parity in the workplace at all levels
•	Providing flexible working arrangements
•	Offering competitive compensation and paid time off for holidays, personal days and vacation
•	Offering subsidized life and disability insurance, and medical, prescription, dental and vision insurance for all employees and their families
•	Providing a 401(k) plan with Company match incentive

We firmly believe that investing in our people in these ways is critical to driving strong shareholder returns in a sector where talent is essential and change is ever-present and rapid.

Compliance, Ethics and Governance

We also believe it is important to create, maintain and enforce clear frameworks for our Company’s governance and operations, as well as our officers’, directors’ and employees’ behavior. The following important elements of our risk management, compliance, controls, governance and high ethical principles can be found on our website:

•	Principles of Corporate Governance
•	Communications Policy with Directors
•	Political Activities Policy
•	Principles of Ethical Business Conduct. This includes provisions governing:
•	Antitrust Laws
•	Environmental Laws
•	Employee Safety
•	Foreign payments
•	Giving and receiving of gifts
•	Securities Laws and Confidential Information
•	Non-discrimination
•	Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Senior Financial Officers

In addition to our governance practices, we made changes in our board composition, adding new Board member, Juliet Ellis, former Chief Investment Officer of US Growth Equities for Invesco, Inc., who has a long track record in financial leadership and investment oversight of strategic initiatives. We also announced our intention to nominate a ninth Director, Jeffrey Jacobowitz, Founder and Managing Member of Simcoe Capital Management, to our Board at this year’s Annual Meeting to add additional shareholder perspective.

Cybersecurity and Data Protection

The security of our technologies and software, and the protection of the confidential information entrusted to us by our clients, are also key parts of our business, and we act and invest accordingly:

•	The DFIN Cybersecurity Program is based upon industry-leading frameworks
•

Our technologies and software comply with global regulatory and legal requirements such as the European Union’s Global Data Protection Regulation (GDPR) and Canada’s Personal Information Protection and Electronic Documents Act (PIPEA) to name a few

•	We manage a 24x7 Security Operations capability that monitors and responds to cyber threats in real time
•	We undergo a series of third-party security reviews, including third-party penetration tests

Performance and Strategy

We are proud of the strong foundation we have built, and believe the results are beginning to show, as evidenced by many key milestones in 2018.

•

Continued to evolve to a more favorable revenue mix. In 2018, SaaS revenue represented approximately 18% of total revenue compared to 13% at the time of our spin-off in the third quarter of 2016, driven by continued investment into our key technology platforms.

•

Acquired the remaining stake in eBrevia, a leading provider of artificial intelligence-based data extraction and contract analytics software solutions for $23.2 million, net of cash acquired, continuing our investment in innovation, and providing highly relevant, recurring service opportunities for current and prospective clients.

•	Sold the Language Solutions Business for $77.5 million to better focus on our core competencies, with the net proceeds of approximately $60 million being used to reduce debt.
•	Reduced debt by $95.6 million in 2018, and have reduced our net leverage from 3.4x to 2.0x over the last two years through December 31, 2018.(1)
•	Complemented our management team with external talent, bringing in additional technology, marketing, product and human resources executive and professional experience.

(1)

Net debt and net leverage are non-GAAP measures that exclude the impact of items noted in the reconciliation tables in Appendix C. See such tables for amounts and reconciliations to the most comparable GAAP measures.

We value your support and pledge to continue to work hard on your behalf to ensure the success of the Company. We ask for your voting support as we continue to build on our solid foundation and encourage you to read the materials that follow in this proxy statement to inform your voting decisions.

Thank you for your investment in us.

Sincerely,

Rick L. Crandall	Luis Aguilar	Nanci Caldwell
Chairman of the Board

Charles Drucker	Gary Greenfield	Daniel Leib

Lois Martin	Juliet Ellis

Notice of Annual Meeting of Stockholders

Thursday, May 30, 2019 10 a.m. Central time	The University of Chicago Gleacher Center 450 North Cityfront Plaza Drive Chicago, Illinois 60611	Record Date The close of business April 5, 2019

ITEMS OF BUSINESS

•	To elect the nominees identified in this proxy statement for a one-year term as directors
•	To approve, on an advisory basis, the Company’s executive compensation
•	To vote to amend the Company’s Amended and Restated 2016 Performance Incentive Plan
•	To vote to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm
•	To conduct any other business if properly raised

You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number, by using the Internet or in person at the meeting.

Your vote is important! We strongly encourage you to exercise your right to vote as a stockholder. Please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, call the toll-free number or log on to the Internet—even if you plan to attend the meeting. You may revoke your proxy at any time before it is exercised.

You will find instructions on how to vote on page 14. Most stockholders vote by proxy and do not attend the meeting in person. However, as long as you were a stockholder at the close of business on April 5, 2019, you are invited to attend the meeting, or to send a representative. Please note that only persons with evidence of stock ownership or who are guests of the Company will be admitted to the meeting.

By Order of the Board of Directors

Jennifer B. Reiners

Secretary

April 22, 2019

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 30, 2019.

This proxy statement and our annual report to stockholders are available on the Internet at www.proxydocs.com/DFIN. On this site, you will be able to access our 2019 proxy statement and our 2018 Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and all amendments or supplements to the foregoing material that are required to be furnished to stockholders.

This proxy statement is issued by Donnelley Financial Solutions, Inc. in connection with the 2019 Annual Meeting of Stockholders scheduled for May 30, 2019. This proxy statement and accompanying proxy card are first being mailed to stockholders on or about April 22, 2019.

Proposals

PROPOSAL 1: ELECTION OF DIRECTORS

On October 1, 2016, the Company became an independent public company as a result of the spin-off of the Company, or the Spin, from RR Donnelley & Sons Company, or RRD. In connection with the Spin, it was determined that our Certificate of Incorporation would provide for a classified Board consisting of three classes of directors, which served until the first, second and third annual meeting of stockholders following the Spin, respectively. This annual meeting marks the third annual meeting of stockholders following the Spin, consequently, pursuant to the terms of our Certificate of Incorporation, our Board is fully declassified and from this annual meeting forward our stockholders will elect successor directors to serve until the next annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier resignation, removal, or death. Our by-laws, or the By-laws, provide that directors are elected to the Board by a majority of the votes cast, except in contested elections, wherein directors are elected to the Board by a plurality of the votes cast.

The Board of Directors presently consists of eight directors. Under the terms of the Settlement Agreement described below in Company Information—Corporate Governance—Other Matters, the Company agreed to increase the size of the Board to nine directors effective as of the 2019 Annual Meeting and to nominate Jeffery Jacobowitz for election as director. The following persons are nominated for election as director of the Company to serve until the next annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier resignation, removal, or death.

The biographies below about the business background of each person nominated by the Board have been furnished to the Company by the nominees for director. The names of the nominees, along with their present positions, their principal occupations, current directorships held with other public corporations, as well as directorships during the past five years, their ages and the year first elected as a director, are set forth in the biographies.

The following table sets out a summary of the director nominees’ primary qualifications, characteristics, skills or experience the director nominees brings to the Board. The lack of a mark for a particular item does not mean that the director nominee does not possess that qualification, characteristic, skill, or experience as we look to each director to be knowledgeable in all areas. The biography for each director nominee notes the specific experience, qualifications, attributes, and skills for each director that the Board considers important in determining that each nominee should serve on the Board in light of the Company’s business, structure, and strategic direction. “Industry Knowledge” encompasses both the regulatory and compliance market in which the Company operates and may also include expertise in the perspective of our clients and their regulators.

The Board recommends the

stockholders vote FOR each

of our nominees.

1

PROPOSAL 1: ELECTION OF DIRECTORS

Luis A. Aguilar AGE: 65 DIRECTOR SINCE: 2016

CURRENT DIRECTORSHIPS:

Envestnet, Inc.; MiMedx Group, Inc.

FORMER DIRECTORSHIPS:

None

EXPERIENCE:

Former Commissioner of the U.S. Securities and Exchange Commission (SEC), serving from July 2008 to December 2015. Prior to the SEC, he was a Partner specializing in corporate and securities law matters at McKenna Long & Aldridge, LLP, an international law firm, from 2005 to 2008, and Alston & Bird, LLP, a law firm, from 2003 to 2004. He held various positions including General Counsel, Head of Compliance and Corporate Secretary at Invesco, Inc., a global asset management firm, from 1994 to 2002. He was also Invesco’s Managing Director for Latin America in the 1990’s, and president of one of Invesco’s broker-dealers. He began his career as an attorney at the SEC. He is an expert in corporate governance with a background in compliance and governmental regulation and oversight of public companies. He was named a Board Leadership Fellow by the National Association of Corporate Directors (NACD). He earned a BA from Georgia Southern University, a JD from the University of Georgia and a Master of Laws (Taxation) from Emory University. He is a Principal at Falcon Cyber Investments, an investment firm focused on cyber security investments, a position he has held since September 2016. He chairs the Company’s Corporate Responsibility and Governance Committee.

QUALIFICATIONS:

Mr. Aguilar’s experience as Commissioner of the SEC, in private law practice and as General Counsel gives the Board significant expertise in the regulatory environment that drives a significant portion of our business, gives the Board insights into corporate governance best practices and provides insights into the Company’s global investment management and global capital markets businesses.

Nanci E. Caldwell AGE: 60 DIRECTOR SINCE: 2016

CURRENT DIRECTORSHIPS:

Citrix Systems, Inc.; Equinix, Inc.; Canadian Imperial Bank of Commerce; Talend SA

FORMER DIRECTORSHIPS:

Tibco Software; JDA Software; RedPrairie; Deltek; LiveOps; Sophos; Hyperion Solutions; Network General

EXPERIENCE:

Former Executive Vice President and Chief Marketing Officer of PeopleSoft, Inc. (acquired by Oracle Corporation in 2005) from 2002 to 2005 and Senior Vice President and Chief Marketing Officer from 2001 to 2002. Prior to this, she served over twenty years in sales and marketing roles of increasing responsibility at Hewlett-Packard Company (HP). In her last role with HP, she served as Group Marketing Manager of HP Services and oversaw worldwide marketing strategy and plans for the $8.0 billion consulting, outsourcing, education, support and Internet services division. She began her career in sales for Xerox. She has significant current and prior experience in serving on the boards of directors of a number of technology companies. She is a graduate of Queen’s University, Kingston, Canada. She is a member of the Company’s Compensation Committee.

QUALIFICATIONS:

Ms. Caldwell’s more than 20 years of experience with marketing, brand management and sales expertise in the technology industry and specifically in the enterprise software space provides insights into the Company’s go-to-market strategies.

2	2019 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Richard L. Crandall AGE: 75 DIRECTOR SINCE: 2016

CURRENT DIRECTORSHIPS:

Diebold Nixdorf, Inc.

FORMER DIRECTORSHIPS:

RR Donnelley

EXPERIENCE:

Chief Executive Officer of Enterprise Software Roundtable, a roundtable for the software industry, a position he has held since he founded Enterprise Software Roundtable in 1994. He is a cybersecurity expert and serves on the Board of the National Cybersecurity Center (Colorado Springs) (the NCC), a position he has held since 2016. The NCC collaborates with the private sector, the military and federal agencies to research cyber threats and to educate the public and private sectors. He founded Comshare, Inc., a decision support software company, in 1966. He served as its Chief Executive Officer for 26 years and Chairman for three years. At Comshare, he successfully guided the company to a 100 percent enterprise software products company and eventual sale in 2003. He has been involved in other leadership roles throughout his career, including having served as Chairman of Giga Information Group, a technology advisory firm. At Novell, he oversaw the sale of the company to a trio of private equity firms and simultaneously much of its patent library to a consortium led by Microsoft, Apple Computer, Oracle and EMC. He has also been a technology advisor to the U.S. Chamber of Commerce. He serves on the Advisory Board for the Wharton Executive Education Program, Boards That Lead governance initiative. He attended the University of Michigan, where he received a BS in Electrical Engineering, a BS in Mathematics and a Masters in Industrial Engineering. He is a member of the Company’s Corporate Responsibility and Governance Committee.

QUALIFICATIONS:

Mr. Crandall has extensive experience as an entrepreneur and as a leader of several companies, including as a former enterprise software CEO that successfully executed a strategic transformation. His background with extensive experience in board chairmanships and as a strategist with continuing expertise in enterprise software, cybersecurity and digital transformation provides the board with key insights.

Charles D. Drucker AGE: 55 DIRECTOR SINCE: 2016

CURRENT DIRECTORSHIPS:

Worldpay, Inc.

FORMER DIRECTORSHIPS:

MasterCard

EXPERIENCE:

Executive Chairman and Chief Executive Officer of Worldpay, Inc., a global leader in integrated omni-commerce payments and formerly known as Vantiv, Inc., since January 2019. He was named Executive Chairman and Co-Chief Executive Officer at the time of Vantiv’s acquisition of Worldpay Group, plc (January 2018). Previously, he was Chief Executive Officer and President of Vantiv, which he joined in 2004. He previously served as executive vice president and COO of STAR Debit Services and as Senior Vice President and General Manager of Commercial Services at Wells Fargo. His entire 35-year career has been in the financial services industry. He is a member of the Company’s Compensation Committee.

QUALIFICATIONS:

Mr. Drucker brings extensive executive leadership experience in the payments and technology industries and deep financial services expertise.

3

PROPOSAL 1: ELECTION OF DIRECTORS

Juliet S. Ellis AGE: 59 DIRECTOR SINCE: 2018

CURRENT DIRECTORSHIPS:

None

FORMER DIRECTORSHIPS:

None

EXPERIENCE:

Former chief investment officer of US Growth Equities for Invesco, Inc., where she was responsible for overseeing the allocation and management of over $30 billion in assets across nine fund strategies from 2008 to 2019. Prior to joining Invesco in 2004, she served as a managing director with JPMorgan Fleming Asset Management, where she was responsible for the management of mutual funds, sub-advised portfolios and institutional separate account portfolios. She joined JPMorgan in 1987 as an equity analyst and also served as assistant portfolio manager and director of equity research before being promoted to senior portfolio manager in 1993 and managing director in 2000.

She began her career as a financial consultant at Merrill Lynch in 1981. She earned a bachelor’s degree in economics and political science, cum laude, from Indiana University, where she was a member of Phi Beta Kappa. She is a Chartered Financial Analyst® (CFA) charterholder. She is a member of the Company’s Audit Committee and Corporate Responsibility and Governance Committee. She was originally appointed to our Board in October 2018 to fill a vacancy created upon the retirement of former director Oliver Sockwell. She came to the attention of our Corporate Responsibility and Governance Committee through an external search performed by our outside consultants.

QUALIFICATIONS:

Ms. Ellis has significant expertise and a successful track record in the investment management industry. As a former lead investment manager, she brings successful financial leadership and experienced perspectives on shareholder priorities, capital allocation and shareholder communication, among other strengths, to our Board.

Gary G. Greenfield AGE: 64 DIRECTOR SINCE: 2016

CURRENT DIRECTORSHIPS:

Diebold Nixdorf, Inc.

FORMER DIRECTORSHIPS:

Vocus Inc.; Epocrates Inc.; Novell Inc.; Hyperion Solutions Corporation; Mobius Management Systems Inc.

EXPERIENCE:

Partner at Court Square Capital Partners, a private equity firm, since 2013. From 2007 to 2013, he served as President and CEO of Avid Technology, Inc. where he oversaw a successful turnaround of the firm. He was recruited to Avid Technology to lead the turnaround effort. He served as President and Chief Executive Officer of GXS, Inc. from 2003 to 2007. During this period, he concurrently served as an Operating Partner at Francisco Partners. He received a B.S. in General Engineering and International Security Affairs from the U.S. Naval Academy, a Master of Science Administration from George Washington University, and an M.B.A. from Harvard Business School. He chairs the Company’s Compensation Committee and is a member of the Audit Committee.

QUALIFICATIONS:

Mr. Greenfield is a proven leader in high technology industries both as a CEO and through his experience working with private equity firms that specialize primarily in the technology sector. He has a strong operational track record that has resulted in the ability to grow markets and develop products. His skills at developing company vision and strategies in the evolving software development field strengthen our Board in this area.

4	2019 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Jeffery Jacobowitz AGE: 49 DIRECTOR SINCE: 2019

CURRENT DIRECTORSHIPS:

None

FORMER DIRECTORSHIPS:

Exar Corporation; Telular Corporation; Alloy Inc.

EXPERIENCE:

Founder and managing member of Simcoe Capital Management, LLC, an investment management firm formed in February 2003. Previously, he was a research analyst and managing director with Robotti & Company LLC, an investment research firm, from 2002 to 2014. He was a research analyst with Naples, Florida-based Private Capital Management, an investment management firm from 1999 to 2002 and a research analyst with Robotti & Company, LLC from 1996 to 1999. Prior to 1996, he was a senior accountant with Deloitte & Touche LLP, a public accounting firm. He holds a Bachelor of Arts from the University of Maryland Baltimore County. According to an amendment to Schedule 13D filed by Simcoe Capital Management, LLC on February 19, 2019, Simcoe and its affiliates hold 7.9% of the Company’s outstanding shares of common stock. [The Board of Directors has determined that he will be appointed to DFIN’s Audit Committee immediately following the 2019 Annual Meeting if he is elected as a director.] He was nominated for election to our Board pursuant to the Settlement Agreement between the Company and Simcoe Capital Management, LLC that is further described below in Company Information—Corporate Governance—Other Matters.

QUALIFICATIONS:

Mr. Jacobowitz’s unique perspective as a shareholder will provide key insights to shareholder viewpoints and his over twenty years of investment, finance and accounting experience will further strengthen the Board’s expertise in these areas.

Daniel N. Leib AGE: 52 DIRECTOR SINCE: 2016

CURRENT DIRECTORSHIPS:

William Blair Mutual Funds

FORMER DIRECTORSHIPS:

None

EXPERIENCE:

President and Chief Executive Officer, and a member of DFIN’s board, since the Company became an independent public company in 2016. Prior to the Company’s spin-off from RRD, he served as RRD’s Executive Vice President and Chief Financial Officer since May 2011. Prior to that, he held various positions of increasing responsibility including Group Chief Financial Officer, Senior Vice President of Finance, Mergers & Acquisitions, Treasurer, and Vice President of Investor Relations. Prior to RRD, he held positions with Interpublic Group of Companies, Dun & Bradstreet, Sears and Andersen Consulting. He graduated from New York University with an MBA and from University of Illinois, Champaign-Urbana with a Bachelor of Science in Finance.

QUALIFICATIONS:

Mr. Leib has significant management experience, including strategy, mergers & acquisitions, treasury, investor relations, operations and international operations. He has many years of executive leadership experience, a strong background in corporate finance and strategy, and possesses integral knowledge of the opportunities and challenges facing the Company.

5

PROPOSAL 1: ELECTION OF DIRECTORS

Lois M. Martin AGE: 55 DIRECTOR SINCE: 2016

CURRENT DIRECTORSHIPS:

Raven Industries

FORMER DIRECTORSHIPS:

ADC Telecommunications Inc.; MTS Systems Corporation

EXPERIENCE:

Chief Financial Officer of Mortenson, a private construction and real estate development company, since 2017. Previously, she served as Executive Vice President and Chief Financial Officer of Ceridian Corporation, a private human resource software development company, from 2012 to 2016. She was Senior Vice President and Chief Financial Officer of Capella Education Company from 2004 to 2011 and Deluxe Corporation from 1993 to 2001, each a publicly traded company. She has overseen the process of separating and spinning off businesses, including the spin-off and IPO of Deluxe’s payment business that was known as eFunds. She is also experienced with the integration of acquisitions into existing businesses. She began her career as an auditor for PriceWaterhouseCoopers. She earned a bachelor’s degree from Augustana University. She chairs the Company’s Audit Committee.

QUALIFICATIONS:

Ms. Martin is a financial expert whose 30-year career has been spent in the financial operations side of businesses both public and private, with a unique background in corporate restructurings and insight into the challenges and successes of capital restructurings, including spin-offs. She also brings significant M&A experience to the Board.

In the event that an incumbent director is not reelected, the Company’s Principles of Corporate Governance require that director to promptly tender his or her resignation. The Board will accept this resignation unless it determines that the best interests of the Company and its stockholders would not be best served by doing so. If any nominee does not stand for election, proxies voting for that nominee may be voted for a substitute nominee selected by the Board. The Board may also choose to reduce the number of directors to be elected at the meeting.

In 2018, the Board met seven times. Each director of the Company during 2018 attended at least 75% of the total number of meetings of the Board and those committees of which the director was a member during the period he or she served as a director.

6	2019 PROXY STATEMENT

PROPOSAL 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board recommends the stockholders vote FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in this proxy statement.

As required by Section 14A of the Securities Exchange Act of 1934, or the Exchange Act, the Company is presenting a proposal that gives stockholders the opportunity to cast an advisory (non-binding) vote on our executive compensation for named executive officers, or NEOs, by voting for or against it. The advisory vote on executive compensation described in this proposal is commonly referred to as a Say-on-Pay vote. While this vote is advisory, and thus not binding on us, the Board values the opinions of our stockholders and the Compensation Committee will review the results of the vote and expects to take them into consideration when making future decisions regarding NEO compensation. Under current Board policy, the stockholder vote for advisory approval of NEO compensation will occur annually and we anticipate that the next such vote will occur at our 2020 Annual Meeting.

Our Compensation Discussion and Analysis, or the CD&A, section of this proxy statement describes our executive compensation program and the decisions and rationale of our Compensation Committee. Our goal is to retain and attract experienced and talented executive officers, and to motivate them to achieve our short-term and long-term financial, operational and strategic objectives that create stockholder value. To achieve this goal, we strongly emphasize a culture of pay for performance in order to provide incentives and accountability for our executive officers in working toward the achievement of our objectives. Accordingly, we have designed our incentive compensation programs with the goal of ensuring that actual realized pay varies above or below targeted compensation opportunity based on achievement of challenging performance goals and demonstration of meaningful individual commitment and contribution.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our named executive officers and the policies and practices described in this proxy statement. We are asking our stockholders to indicate their support for our named executive officer compensation by voting FOR the following resolution at the 2019 Annual Meeting:

“RESOLVED: that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures in this Proxy Statement.”

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the 2019 Annual Meeting and entitled to vote on the advisory resolution on executive compensation is required to approve the proposal.

7

PROPOSAL 3. APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

PROPOSAL 3: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

The Board recommends that the stockholders vote FOR the proposal to amend the Amended and Restated 2016 Performance Incentive Plan.

On April 17, 2019, the Board approved, and proposes that our stockholders approve, an amendment, the Amendment, to our Amended and Restated Donnelley Financial Solutions, Inc. 2016 Performance Incentive Plan (which was approved by our stockholders on May 18, 2017), the Amended and Restated 2016 PIP, to make an additional 3,420,000 shares of our common stock, par value $0.01 per share, available for grants under the Amended and Restated 2016 PIP. If approved, the Amendment will become effective as of May 30, 2019, the Effective Date, and apply to all awards made on or after the Effective Date (and effective with respect to certain PSUs granted in the first quarter of 2019 contingent upon approval of the Amendment). We believe approval of the Amendment is advisable and in the best interests of our stockholders to ensure the Company may continue to grant equity-based awards as part of its compensation programs. Increasing the number of shares available for grant as described above is the only change being made under the Amendment and the Amended and Restated 2016 PIP would otherwise remain unchanged.

A total of 3,500,000 shares of our common stock, par value $0.01 per share, were previously reserved for awards under the Amended and Restated 2016 PIP. As of the record date, approximately 12,915 shares of common stock remained available for the future grant of awards under the Amended and Restated 2016 PIP, which will remain available for grants under the Amended and Restated 2016 PIP if the Amendment is approved by stockholders.

If stockholders do not approve the Amendment, then the Amended and Restated 2016 PIP will remain outstanding and continue as currently in effect, including with respect to the ability to grant the number of remaining shares described above. However, the Company only will be able to make further equity grants under the Amended and Restated 2016 PIP to the extent of the remaining 12,915 shares. Failure to approve the Amendment will not affect the rights of existing awards or award holders under the Amended and Restated 2016 PIP.

Background and Purposes of the Amendment and the Amended and Restated 2016 PIP.

The Board believes that approving the Amendment to make additional shares available for grant will allow us to attract, motivate, reward and retain the broad-based talent critical to achieving our business goals. Stock ownership by employees and directors provides performance incentives and fosters a long-term commitment to our benefit and to the benefit of our stockholders, offers additional incentives to put forth maximum effort for the success of our business, and affords them an opportunity to acquire a proprietary interest in the Company.

The Amended and Restated 2016 PIP is intended to provide incentives:

(i)

to officers, other employees and other persons who provide services to the Company through rewards based upon the ownership or performance of Company common stock as well as other performance based compensation; and

(ii)	to non-employee directors of the Company through the grant of equity-based awards.

Key Data

The following table includes information regarding outstanding equity awards and shares available for future awards under the Amended and Restated 2016 PIP (and without giving effect to approval of this proposed Amendment) as of March 12, 2019.

SHARES SUBJECT TO OUTSTANDING STOCK OPTIONS(1)	SHARES SUBJECT TO OUTSTANDING FULL-VALUE AWARDS	SHARES REMAINING AVAILABLE FOR FUTURE GRANT

830,620	1,749,664	12,915

(1)	The weighted average remaining term of outstanding options is 7.73 years, and the weighted average exercise price of outstanding options is $19.73.

Key Features of the Amended and Restated 2016 PIP.

The Amended and Restated 2016 PIP has a number of special terms and limitations that are supportive of sound corporate governance practices, including:

•	Minimum Vesting. No awards granted under the Amended and Restated 2016 PIP may vest until the first anniversary of the applicable grant date (subject to limited exceptions).
•	Stock Options and Stock Appreciation Rights (“SARs”) Granted with Exercise Price No Less Than Fair Market Value. The exercise price for stock options and SARs granted under

8	2019 PROXY STATEMENT

PROPOSAL 3. APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

the Amended and Restated 2016 PIP must equal or exceed the underlying stock’s fair market value as of the grant date, subject to a limited exception for awards that are assumed or substituted in corporate transactions.
•	Prohibition on Repricing. The Amended and Restated 2016 PIP prohibits the “repricing” of options and SARs without stockholder approval.
•	Prohibition on Liberal Recycling of Awards. Shares tendered by a participant or withheld by the Company in payment of the purchase price of a stock option or to satisfy any tax withholding obligation with respect to awards do not become available for issuance as future awards under the Amended and Restated 2016 PIP.
•	Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards. Dividends or dividend equivalents credited or payable in connection with an award under the Amended and Restated 2016 PIP that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests.
•	Limit on Non-Employee Director Compensation. The aggregate grant date fair value of all awards granted to any non-employee directors during any single calendar year, plus the total cash compensation paid to such director for services rendered for such calendar year, shall not exceed $500,000.
•	No Automatic Single Trigger Equity Acceleration. Upon a change of control of the Company, there is no automatic acceleration of equity awards (no “single trigger”); instead, the Amended and Restated 2016 PIP provides for a “double trigger” where awards would only vest upon a qualifying termination that follows a change of control unless otherwise determined by the administrator.
•	No Change of Control/280G Tax Gross-Ups. The Company does not provide its employees with tax gross-ups on change of control benefits.
•	Clawback/Recoupment Provision. The Amended and Restated 2016 PIP includes a “clawback” or recoupment provision, which provides that awards and any cash payment or securities delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or the Company’s clawback policy.

Summary Description of the Amended and Restated 2016 PIP.

Under the Amended and Restated 2016 PIP, the Company may grant stock options, including incentive stock options, stock appreciation rights (SARs), restricted stock, stock units and cash awards, as discussed in greater detail below. The following description of the Amended and Restated 2016 PIP is a summary and is qualified in its entirety by reference to the complete text of the Amended and Restated 2016 PIP, which is attached as Appendix B to this proxy statement and to the Amendment, which is attached as Appendix A to this proxy statement.

Participants. Non-employee directors (who are expected to number eight following the 2019 Annual Meeting) and employees (approximately 3,100) and other individuals who provide services to the Company are eligible to participate in the Amended and Restated 2016 PIP. The Company also engages over 100 of full- and part-time consultants, the number of which varies from time to time. Although they are eligible to receive awards under the Amended and Restated 2016 PIP, the Company has not historically made grants to its consultants and does not intend to start doing so in the future.

Administration. The Amended and Restated 2016 PIP will be generally administered by a committee designated by the Board, the Plan Committee, but the Board may, in its discretion, administer the Amended and Restated 2016 PIP or grant awards. Each member of the Plan Committee is a director that the Board has determined to be a “non-employee director” under Section 16 of the Exchange Act and “independent” for purposes of the NYSE listing rules.

The Plan Committee may select eligible participants and determine the terms and conditions of each grant and award. All awards shall have a minimum vesting period of at least one year. Up to 5% of the shares available for grant may be granted with a minimum vesting period of less than one year, and the Plan Committee may provide for early vesting upon the death, permanent or total disability, retirement or termination of service of the award recipient. “Double trigger” vesting shall occur with acceleration upon a Change of Control (as defined in the Amended and Restated 2016 PIP) and the grantee’s termination without Cause or for Good Reason (each as defined in the applicable award agreement).

Each grant and award will be evidenced by an award agreement approved by the Plan Committee. The Plan Committee generally cannot reprice any stock option or other award granted under the Amended and Restated 2016 PIP. Except with respect to grants to (i) officers of the Company who are subject to Section 16 of the Exchange Act, (ii) a person whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Code, or (iii) persons who are not employees of the Company, the Plan Committee may delegate some or all of its power and authority to administer the Amended and Restated 2016 PIP to the chief executive officer or other executive officer of the Company.

9

PROPOSAL 3. APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

Available Shares. Subject to approval of the Amendment by the Company’s stockholders 3,432,915 shares of Company common stock (including the 12,915 shares that are currently available under, and will be carried over from, the Amended and Restated 2016 PIP) will be available under the Amended and Restated 2016 PIP following the approval of the Amendment for grants and awards to eligible participants, subject to adjustment in the event of certain corporate transactions that affect the capitalization of the Company. Prior approval of the Amendment, 3,500,000 shares of common stock had been authorized for grant under the Amended and Restated 2016 PIP. In general, shares subject to a grant or award under the Amended and Restated 2016 PIP which are not issued or delivered would again be available for grant. However, shares tendered or withheld upon exercise, vesting, settlement of an award or upon any other event to pay exercise price or tax withholding and shares purchased by the Company using the proceeds from the exercise of a stock option will not be available for future issuance. Upon exercise of an SAR, the total number of shares remaining available for issuance under the Amended and Restated 2016 PIP will be reduced by the gross number of shares for which the SAR is exercised.

Award Limits. The maximum number of shares of common stock with respect to which options, SARs or a combination thereof may be granted during any calendar year to any person is 1,500,000. No non-employee director may be granted (in any calendar year) compensation with a value in excess of $500,000, with the value of any equity-based awards based on such award’s accounting grant date value.

Termination and Amendment. Unless previously terminated by the Board, the Amended and Restated 2016 PIP will terminate on the date on which no shares remain available for grants or awards. Termination will not affect the rights of any participant under grants or awards made prior to termination. The Board may amend the Amended and Restated 2016 PIP at any time, but no amendment may be made without stockholder approval if required by any applicable law, rule or regulation, if it would increase the number of shares of Company common stock available under the Amended and Restated 2016 PIP or permit repricing of awards.

Stock Options and Stock Appreciation Rights. The period for the exercise of a non-qualified stock option (other than options granted to non-employee directors) or an SAR, and the option exercise price and base price of an SAR, will be determined by the Plan Committee. The option exercise price and the base price of an SAR will not be less than 100% of the fair market value of a share of Company common stock on the date of grant, and the minimum vesting period must be at least one year. The exercise of an SAR entitles the holder to receive (subject to withholding taxes) shares of Company common stock, cash or both with a value equal to the excess of the fair market value of a stated number of shares of Company common stock over the SAR base price. Subject to the terms of the Amended and Restated 2016 PIP, the option exercise price can generally be paid by the option recipient in cash, in previously owned whole shares of Company common stock having a fair market value as of the date of exercise equal to the aggregate exercise price payable, by authorizing the Company to withhold whole shares of common stock that would otherwise be delivered having a fair market value as of the date of exercise equal to the aggregate exercise price payable, in cash by a broker-dealer acceptable to the Company, via a cashless exercise (to the extent expressly authorized by the Plan Committee), or any other method described under the plan.

Stock options and SARs must be exercised within ten years of the date of grant, or five years after the date of grant for incentive stock options granted to 10% stockholders. If the recipient of an incentive stock option is a 10% stockholder, the option exercise price will be not less than the price required by the Code, currently 110% of fair market value on the date of grant.

Performance Awards and Fixed Awards. Under the Amended and Restated 2016 PIP, bonus awards, whether performance awards or fixed awards, can be made in (i) cash, (ii) stock units, (iii) restricted shares of Company common stock that are forfeitable and have restrictions on transfer or (iv) any combination of the foregoing.

The performance goals of performance awards must be tied to one or more of the following: net sales; cost of sales; gross profit; earnings from operations; earnings before interest, taxes, depreciation and amortization; earnings before income taxes; earnings before interest and taxes; cash flow measures; return on equity; return on assets; return on net assets employed; return on capital; working capital; leverage ratio; stock price measures; enterprise value; safety measures; net income per common share (basic or diluted); EVA (economic value added); cost reduction goals or, in the case of awards not intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, any other similar criteria established by the Plan Committee. The Plan Committee may provide in any award agreement that the Plan Committee (i) will amend or adjust the performance goals or other terms or conditions of an outstanding award in recognition of unusual or nonrecurring events and (ii) has the right to reduce the amount payable pursuant to any performance award.

10	2019 PROXY STATEMENT

PROPOSAL 3. APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

Restricted stock recipients will have the rights of a shareholder, including voting and dividend rights, subject to any restrictions and conditions specified in the award agreement. No dividends, however, will be paid at a time when any performance-based goals that apply to an award of restricted shares have not been satisfied. Upon termination of any applicable restriction period, including the satisfaction or achievement of required performance goals, a certificate evidencing ownership of the shares of the common stock will be delivered to the grantee, subject to the Company’s right to require payment of any taxes.

Recipients of stock units generally will be credited dividends and other distributions otherwise payable and held until the award is paid out. Interest may be credited. The grantee will have only the rights of a general unsecured creditor and no rights as a stockholder of the Company until delivery of the shares, cash or other property underlying the award.

At the time of vesting of a bonus award, the award: (i) if in units, will be paid to the participant in shares of Company common stock, in cash or in a combination thereof and (ii) if a cash bonus award, will be paid to the participant in cash, in shares of Company common stock or in a combination thereof. In addition, shares of restricted common stock issued pursuant to an award will be released from the restrictions.

Awards to Non-Employee Directors. On the date of each Annual Meeting, the Company will make an award under the Amended and Restated 2016 PIP to each individual who is, immediately following such annual meeting, a non-employee director. Any such awards will be in the form of stock options, restricted stock, stock units or SARs with a minimum vesting period of one year from the date of grant.

Transferability. Awards granted under the Amended and Restated 2016 PIP may be assigned or transferred in the event of death, subject to certain conditions.

U.S. Federal Income Tax Consequences.

The following is a brief summary of some of the U.S. federal income tax consequences generally arising with respect to grants and awards under the Amended and Restated 2016 PIP. This summary is not intended to constitute tax advice, is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. This section is based on the Code, its legislative history, existing and proposed regulations under the Code and published rulings and court decisions, all as in effect as of the date of this document. These laws are subject to change, possibly on a retroactive basis.

Stock Options. A participant will not recognize any income upon the grant of a non-qualified or incentive stock option. A participant will recognize compensation taxable as ordinary income upon exercise of a non-qualified stock option in an amount equal to the excess of the fair market value of the shares purchased on the date of exercise over their exercise price, and the Company (or one of its subsidiaries) generally will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code. A participant will not recognize any income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be treated as long-term capital gain or loss, and neither the Company nor its subsidiaries will be entitled to any deduction. If, however, such shares are disposed of within such one or two year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (A) the lesser of either (i) the amount realized upon such disposition or (ii) the fair market value of such shares on the date of exercise, over (B) the exercise price, and the Company or one of its subsidiaries will be entitled to a corresponding deduction. The participant will also be subject to capital gain tax on the excess, if any, of the amount realized on such disposition over the fair market value of the shares on the date of exercise.

SARs. A participant will not recognize any income upon the grant of SARs. A participant will recognize compensation taxable as ordinary income upon exercise of an SAR in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company or one of its subsidiaries generally will be entitled to a corresponding deduction.

Restricted Stock. A participant will not recognize any income at the time of the grant of shares of restricted stock (unless the participant makes an election to be taxed at the time of grant), and neither the Company nor its subsidiaries will be entitled to a tax deduction at such time. If the participant elects to be taxed at the time the restricted stock is granted, the participant will recognize compensation taxable as ordinary income at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is made, a participant will recognize compensation taxable as ordinary income at the time the forfeiture conditions on the restricted stock lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company or one of its subsidiaries

11

PROPOSAL 3. APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

generally will be entitled to a corresponding deduction at the time the ordinary income is recognized by a participant, except to the extent limited by Section 162(m) of the Code. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the forfeiture conditions lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid, and the Company or one of its subsidiaries generally will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code.

Stock Units. A participant will not recognize any income at the time of the grant of stock units, and neither the Company nor its subsidiaries will be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income at the time the Company common stock is delivered under the stock units in an amount equal to the fair market value of such shares. The Company or one of its subsidiaries generally will be entitled to a corresponding deduction at the time the ordinary income is recognized by a participant, except to the extent the limit of Section 162(m) of the Code applies. In addition, a participant will recognize compensation taxable as ordinary income when amounts equal to dividend equivalents and any other distributions attributable to stock units are paid, and the Company or one of its subsidiaries generally will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code.

Cash Bonus Awards. A participant will not recognize any income upon the grant of a bonus award payable in cash, and neither the Company nor its subsidiaries will be entitled to a tax deduction at such time. At the time such award is paid, the participant will recognize compensation taxable as ordinary income in an amount equal to any cash paid by the Company, and the Company or one of its subsidiaries generally will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code.

Section 409A. Awards made under the Amended and Restated 2016 PIP that are considered to include deferred compensation for purposes of Section 409A of the Code will be interpreted, administered and construed to comply with the requirements of Section 409A to avoid adverse tax consequences to recipients. The Company intends to structure any awards under the Amended and Restated 2016 PIP so that the requirements under Section 409A are either satisfied or are not applicable.

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the 2019 Annual Meeting and entitled to vote on the proposal is required to approve the Amendment.

The Board of Directors unanimously recommends a vote FOR this proposal

New Plan Benefits Table

The table below reflects awards granted in 2018, our last completed fiscal year. Because the Amendment will not alter the substantive provisions of the Amended and Restated 2016 PIP (except for the increase in the number of shares of Company common stock described therein), for purposes of this table, the Company has assumed that the same awards would have been made under the Amended and Restated 2016 PIP had the Amendment been in place.

NAME AND POSITION	DOLLAR VALUE ($)(1)	NUMBER OF UNITS

Daniel N. Leib, Chief Executive Officer	3,000,000	264,900

Thomas F. Juhase, Chief Operating Officer	1,000,000	79,100

David A. Gardella, Chief Financial Officer	1,000,000	79,100

Jennifer B. Reiners, General Counsel	450,000	35,500

Kami S. Turner, Controller and Chief Accounting Officer	225,000	17,800

Executive Group	5,275,000	476,400

Non-Executive Director Group	7,342,355	476,300

Non-Executive Officer Employee Group	963,950	59,665

(1)

The amounts shown in the this column constitute the aggregate grant date fair value of shares of restricted stock units, performance stock units and stock options granted in 2018. The amounts are valued in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. See Note 14 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of the relevant assumptions used in calculating the fair value pursuant to ASC Topic 718.

Closing Price

On April 5, 2019, the closing price of our common stock on the NYSE was $15.69 per share.

12	2019 PROXY STATEMENT

PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board and the Audit Committee recommend that the stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019.

Proposal 4 is the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for fiscal year 2019. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. The Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Commttee determines that such a change would be in the Company’s and its stockholders’ best interests. Representatives of Deloitte & Touche LLP will be present at the 2019 Annual Meeting. They will be available to respond to your questions and may make a statement if they desire.

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the 2019 Annual Meeting and entitled to vote on the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2019 is required to approve the proposal.

13

Questions and Answers About How to Vote Your Proxy

Below are instructions on how to vote, as well as information on your rights as a stockholder as they relate to voting. Some of the instructions vary depending on how your stock is held. It’s important to follow the instructions that apply to your situation.

Q. Who can vote?

A. You are entitled to one vote on each proposal for each share of the Company’s common stock that you own as of the close of business on the record date of April 5, 2019.

Q. What is the difference between holding shares as a “shareholder of record” and a “street name” holder?

A. If your shares are registered directly in your name through Computershare, the Company’s transfer agent, you are considered a “shareholder of record.” If your shares are held in a brokerage account or bank, you are considered a “street name” holder.

Q. How do I vote if shares are registered in my name (as a shareholder of record)?

A. By Mail: Sign, date and return the enclosed proxy card in the postage paid envelope provided. Your voting instructions must be received by May 29, 2019.

By Telephone or Internet: Call the toll-free number listed on your proxy card, log on to the website listed on your proxy card or scan the QR code on your proxy card and follow the simple instructions provided.

The telephone and Internet voting procedures are designed to allow you to vote your shares and to confirm that your instructions have been properly recorded consistent with applicable law. Please see your proxy card for specific instructions. Stockholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, and that there may be some risk a stockholder’s vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

Voting by telephone and the Internet will be closed at 11:59 p.m. Eastern time on May 29, 2019.

Q. How do I vote if my shares are held in “street name?”

A. You should give instructions to your broker on how to vote your shares.

If you do not provide voting instructions to your broker, your broker has discretion to vote those shares on matters that are routine. However, a broker cannot vote shares on non-routine matters without your instructions. This is referred to as a “broker non-vote.”

All proposals other than the ratification of appointment of the independent registered public accounting firm (Proposal 4) are considered non-routine matters. Accordingly, your broker will not have the discretion to vote shares as to which you have not provided voting instructions with respect to any of these matters. Ratification of the appointment of the independent registered public accounting firm is considered a routine matter, so there will not be any broker non-votes with respect to that proposal.

Q. Can I vote my shares in person at the Annual Meeting?

A. If you plan to attend the meeting and vote in person, your instructions depend on how your shares are held:

•	Shares registered in your name—check the appropriate box on the enclosed proxy card and bring evidence of your stock ownership with you to the meeting.
•	Shares registered in the name of your broker or other nominee—ask your broker to provide you with a broker’s proxy card in your name (which will allow you to vote your shares in person at the meeting) and bring evidence of your stock ownership from your broker with you to the meeting.

Remember that attendance at the meeting will be limited to stockholders as of the record date of April 5, 2019 with evidence of their share ownership, and guests of the Company.

Q. Can I revoke my proxy or change my vote after I have voted?

A. If your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

•	By delivering a written notice of revocation to the Secretary of the Company;
•	By executing and delivering another proxy that bears a later date;

14	2019 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT HOW TO VOTE YOUR PROXY

•	By voting by telephone at a later time;
•	By voting over the Internet at a later time; or
•	By voting in person at the meeting.

If your shares are held in street name, you must contact your broker to revoke your proxy.

Q. How are votes counted?

A. In tallying the results of the voting, the Company will count all properly executed and unrevoked proxies that have been received in time for the 2019 Annual Meeting. To hold a meeting of stockholders, a quorum of the shares (which is a majority of the shares outstanding and entitled to vote) is required to be represented either in person or by proxy at the meeting. Abstentions and broker non-votes are counted in determining whether a quorum is present for the meeting.

Q. What are my options when voting for directors (Proposal 1)?

A. When voting to elect directors, you have three options:

•	Vote FOR a nominee;
•	Vote AGAINST a nominee; or
•	ABSTAIN from voting on a nominee.

In the election of directors, each nominee will be elected by a vote of the majority of votes cast. A majority of votes cast means that the number of shares voted “FOR” a nominee’s election must exceed the number of shares voted “AGAINST” such nominee. Each nominee receiving a majority of votes cast “FOR” his or her election will be elected. If you elect to “ABSTAIN” with respect to a nominee for director, the abstention will not impact the election of such nominee.

Election of directors is considered a non-routine matter. Accordingly, broker non-votes will not count as a vote “FOR” or “AGAINST” a nominee’s election and will not impact the election of such nominee. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted.

Q. What are my options when voting on any other proposals (Proposals 2, 3 and 4)?

A. When voting on any other proposal, you have three options:

•	Vote FOR a given proposal;
•	Vote AGAINST a given proposal; or
•	ABSTAIN from voting on a given proposal.

Each of Proposals 2, 3 and 4 requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposal. If you indicate on your proxy card that you wish to “ABSTAIN” from voting on any of Proposals 2, 3 or 4, your shares will not be voted on that proposal. Abstentions are not counted in determining the number of shares voted “FOR” or “AGAINST” any proposal, but will be counted as present and entitled to vote on the proposal. Accordingly, an abstention will have the effect of a vote against the proposal.

Broker non-votes are not counted in determining the number of shares voted for or against any proposal and will not be counted as present and entitled to vote on either of Proposals 2, 3 or 4.

Q. How will my shares be voted if I sign and return my proxy card with no votes marked?

A. If you sign and return your proxy card with no votes marked, your shares will be voted as follows:

•	FOR the election of all nominees for director identified in this proxy statement (Proposal 1);
•	FOR the proposal on advisory vote on executive compensation (Proposal 2);
•	FOR the proposed amendment to the Company’s Amended 2016 Performance Incentive Plan (Proposal 3); and
•	FOR the ratification of the Company’s independent registered public accounting firm (Proposal 4).

Q. How are proxies solicited and what is the cost?

A. The Company actively solicits proxy participation. In addition to this notice by mail, the Company encourages banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to stockholders, and reimburses them for their expenses. However, the Company does not reimburse its own employees for soliciting proxies.

The Company has hired Morrow Sodali LLC, 470 West Ave., Stamford, CT 06902, to help solicit proxies, and has agreed to pay it $8,000 plus out-of-pocket expenses for this service. All costs of this solicitation will be borne by the Company.

Q. How many shares of stock were outstanding on the record date?

A. As of close of business on the record date of April 5, 2019, there were 34,205,578 shares of common stock outstanding. Each outstanding share is entitled to one vote on each proposal.

15

QUESTIONS AND ANSWERS ABOUT HOW TO VOTE YOUR PROXY

Q. There are several shareholders in my address. Why did we receive only one set of proxy materials?

A. Some banks, brokers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement and the annual report may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement and/or annual report for other stockholders in your household, either now or in the future, please contact your bank, broker or other similar organization serving as your nominee. Upon written or oral request to Donnelley Financial Solutions, Inc., 35 West Wacker Drive, Chicago, Illinois 60601, or via telephone at 844-866-4337, the Company will provide separate copies of this proxy statement and/or the annual report.

If you are currently receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the bank, broker or other similar organization that holds your shares to request information about eliminating duplicate mailings.

16	2019 PROXY STATEMENT

Company Information

THE BOARD’S COMMITTEES AND THEIR FUNCTIONS

The Board has three standing committees. The members of those committees and the committees’ responsibilities are described below. Each committee operates under a written charter that is reviewed annually and is posted on the Company’s web site at the following address: http://investor.dfsco.com/corporate-governance/governance-documents. A print copy of each charter is available upon request.

	BOARD	AUDIT	CRG	COMPENSATION

Luis Aguilar	X		Chair

Nanci Caldwell	X			X

Rick Crandall	Chair		X

Charles Drucker	X			X

Juliet Ellis	X	X	X

Gary Greenfield	X	X		Chair

Daniel Leib	X

Lois Martin	X	Chair

Jeff Jacobowitz (Additional Candidate for Board Election)*	X	X

*	Indicates expected committee appointments if elected by Stockholders

Audit Committee—assists the Board in its oversight of (1) the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes and financial statement audits; (2) the qualifications and independence of the Company’s independent registered public accounting firm; and (3) the performance of the Company’s internal auditing department and the independent registered public accounting firm.

The committee selects, compensates, evaluates and, when appropriate, replaces the Company’s independent registered public accounting firm. Pursuant to its charter, the Audit Committee is authorized to obtain advice and assistance from internal or external legal, accounting or other advisors and to retain third-party consultants, and has the authority to engage independent auditors for special audits, reviews and other procedures.

The Audit Committee is chaired by Ms. Martin and consists of Ms. Martin, Ms. Ellis and Mr. Greenfield. Mr. Jacobowitz is expected to be appointed to the Audit Committee in the event he is elected to the Board at our Annual Meeting. The Board has determined that each member of the Audit Committee, as well as Mr. Jacobowitz, is “independent” within the meaning of the rules of both the NYSE and the SEC. The Board has also determined that each of the members of the Audit Committee and Mr. Jacobowitz is an “audit committee financial expert” within the meaning of the rules of the SEC. The committee met eight times in 2018.

Corporate Responsibility & Governance Committee—(1) makes recommendations to the Board regarding nominees for election to the Board and recommends policies governing matters affecting the Board; (2) develops and implements governance principles for the Company and the Board; (3) conducts the regular review of the performance of the Board, its committees and its members; and (4) oversees the Company’s responsibilities to its employees and to the environment. Pursuant to its charter, the Corporate Responsibility & Governance Committee is authorized to obtain advice and assistance from internal or external legal or other advisors and to retain third-party consultants and has the sole authority to approve the terms and conditions under which it engages director search firms.

The Corporate Responsibility & Governance Committee is chaired by Mr. Aguilar and consists of Mr. Aguilar, Ms. Ellis and Mr. Crandall. The Board has determined that each member is “independent” within the meaning of the rules of the NYSE. The committee met four times in 2018.

Compensation Committee—(1) establishes the Company’s overall compensation strategy; (2) establishes the compensation of the Company’s chief executive officer, other senior officers and key management employees; (3) adopts amendments to, and approves terminations of, the Company’s employee benefit plans; and (4) recommends director compensation to the Board.

Pursuant to its charter, the Compensation Committee is authorized to obtain advice and assistance from internal or

17

THE BOARD’S COMMITTEES AND THEIR FUNCTIONS

external legal or other advisors and has the sole authority to engage counsel, experts or consultants in matters related to the compensation of the chief executive officer and other executive officers of the Company and will have the sole authority to approve any such firm’s fees and other retention terms. Pursuant to its charter, prior to selecting or receiving any advice from any committee adviser (other than in-house legal counsel) and on an annual basis thereafter, the Compensation Committee must assess the independence of such committee advisers in compliance with any applicable NYSE listing rules and the federal securities laws. The Compensation Committee must also review and approve, in advance, any engagement of any compensation consultant by the Company for any services other than providing advice to the committee regarding executive officer compensation.

The Compensation Committee engaged Frederic W. Cook & Co., Inc., or FW Cook, as its independent compensation consultant to provide objective analysis, advice and recommendations on executive officer pay in connection with the Compensation Committee’s decision-making process for 2018.

For 2018, FW Cook’s fees for executive compensation consulting services provided to the Compensation Committee were approximately $194,600. FW Cook had no fees for non-executive compensation consulting services in 2018.

FW Cook reports directly to the Compensation Committee and not to management on executive officer and director compensation matters. The Compensation Committee reviews management’s preliminary recommendations and makes final compensation decisions. The Compensation Committee, with the assistance of its consultants, reviews and evaluates the Company’s executive and employee compensation practices and determines, based on this review, whether any risks associated with such practices are likely to have a material adverse effect on the Company. FW Cook advised the Compensation Committee on the 2018 compensation levels of the Company’s executive officers and provided advice related to proposed compensation. The Committee, with the assistance of its consultants, has reviewed and evaluated the Company’s executive and employee compensation practices and has concluded, based on this review, that any risks associated with such practices are not likely to have a material adverse effect on the Company. The determination primarily took into account the balance of cash and equity payouts, the balance of annual and long-term incentives, the type of performance metrics used, incentive plan payout leverage, avoidance of uncapped rewards, multi-year vesting for equity awards, use of stock ownership requirements for senior management and the Compensation Committee’s oversight of all executive compensation programs.

See Compensation Discussion and Analysis section of this proxy statement for further information regarding executive compensation decisions.

The Compensation Committee is chaired by Mr. Greenfield and consists of Mr. Greenfield, Ms. Caldwell and Mr. Drucker. The Board has determined that each member is “independent” within the meaning of the rules of the NYSE. The committee met five times in 2018.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation Committee is or has been an officer or employee of the Company, nor did any of them have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. No member of our Compensation Committee is an executive officer of another entity at which one of our executive officers serves on the board of directors or is a member of a compensation committee (or other committee serving an equivalent function).

POLICY ON ATTENDANCE AT STOCKHOLDER MEETINGS

Directors are expected to attend regularly scheduled meetings of stockholders, except when circumstances prevent such attendance, and directors may participate by telephone or other electronic means and will be deemed present at such meetings if they can both hear and be heard. All of the members of the Board attended the Company’s 2018 Annual Meeting of Stockholders.

CORPORATE GOVERNANCE

Governance Highlights

The Company has adopted a number of governance best practices, including:

•	No shareholders rights plan (poison pill);
•	Annual election of directors (board fully declassified);
•	Majority voting for the election of directors;
•	No super majority voting;
•	25% or greater stockholders may call a special meeting;
•	Independent compensation consultant;
•	Clawback policy;

18	2019 PROXY STATEMENT

CORPORATE GOVERNANCE

•	Term limits for Board and Committee Chairs;
•	Political Activities Disclosure Policy;
•	Split leadership—Non-executive Chairman and Chief Executive Officer;
•	All independent directors except for the CEO;
•	Board compensation heavily weighted toward equity; and
•	Stock ownership guidelines for senior officers and directors.

Principles of Corporate Governance

The Board has adopted a set of Principles of Corporate Governance to provide guidelines for the Company and the Board to ensure effective corporate governance. The Principles of Corporate Governance cover topics including, but not limited to, director qualification standards, Board and committee composition, director access to management and independent advisors, director orientation and continuing education, director retirement age, succession planning and the annual evaluations of the Board and its committees.

The Corporate Responsibility & Governance Committee is responsible for overseeing and reviewing the Principles of Corporate Governance and recommending to the Board any changes to those principles. The full text of the Principles of Corporate Governance is available through the Corporate Governance link on the Investors page of the Company’s web site at the following address: http://investor.dfsco.com/corporate-governance/governance-documents and a print copy is available upon request.

On October 11, 2018, the Board voted to grant a two-year waiver of the Principles of Corporate Governance’s retirement age policy for its chairman, Mr. Crandall. In granting this waiver, the Board concluded that Mr. Crandall’s experience, skill set and active engagement were critical during this important period for the Company.

Code of Ethics

The Company has adopted and maintains a set of Principles of Ethical Business Conduct. The policies referred to therein apply to all directors, officers and employees of the Company. In addition, in accordance with the NYSE listing requirements and SEC rules, the Company has adopted and will maintain a Code of Ethics that applies to its chief executive officer and senior financial officers. The Principles of Ethical Business Conduct and the Code of Ethics cover all areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. The Company encourages all employees, officers and directors to promptly report any violations of any of the Company’s policies. In the event that an amendment to, or a waiver from, a provision of the

Code of Ethics is necessary, the Company will post such information on its web site. The full text of each of the Principles of Ethical Business Conduct and our Code of Ethics is available through the Corporate Governance link on the Investors page of the Company’s web site at the following address: http://investor.dfsco.com/corporate-governance/governance-documents and a print copy is available upon request.

Independence of Directors

The Company’s Principles of Corporate Governance provides that the Board must be composed of a majority of independent directors. No director qualifies as independent unless the Board affirmatively determines that the director has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. All seven non-employee directors of our Board, as well as Mr. Jacobowitz, are independent in accordance with NYSE requirements. As the Company’s CEO, Mr. Leib is not independent.

Executive Sessions

The Company’s independent directors are expected to meet regularly in executive sessions without management. Executive sessions are led by the chairman of the Board. An executive session is expected to be held in conjunction with each regularly scheduled Board meeting. Each committee of the Board also is expected to meet in executive session without management in conjunction with each regularly scheduled committee meeting and such sessions will be led by the chair of such committee.

Board Leadership

The Board has determined that having an independent director serve as chairman of the Board is in the best interest of the stockholders at this time. The structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. No single leadership model is right for all companies and at all times, however, the Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively and recognizes that, depending on the circumstances, other leadership models might be appropriate. The Board’s Principles of Corporate Governance provide that, generally, no director may serve as chairman of the Board or any committee for more than three years, provided that the Corporate Responsibility & Governance Committee may recommend to the Board, and the Board may approve, a single extension of the term of a chairman of the Board or any committee for an additional

19

CORPORATE GOVERNANCE

three years once the chair’s initial three-year term has ended. The Corporate Responsibility & Governance Committee may recommend to the Board, and the Board may approve, extending the term of the chairman of the Board or any committee beyond six years if it deems such an extension to be in the best interest of the stockholders and the Company.

Board and Committee Evaluations

The Board undertakes an annual evaluation process to identify ways to enhance the Board’s and committees’ effectiveness. This is a three part process coordinated by the chair of the Corporate Responsibility & Governance Committee, which includes: (1) Board, committee and individual self-evaluation questionnaires; (2) evaluations completed by applicable members of management, the Board and its committees; and (3) interviews of each director conducted by a third-party governance expert. Results of the individual written evaluations are shared with the chair of the Corporate Responsibility & Governance Committee, the chair of the Board and the Chief Executive Officer, after which it is determined whether discussions with any individual director concerning performance are necessary. Results are then shared with the chairs of the applicable committees before being sent to the Board and each committee for their review and discussion.

Board’s Role in Risk Oversight

The Board is actively involved in oversight of risks inherent in the operation of the Company’s businesses and the implementation of its strategic plan. The Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations of the Company’s business units and corporate functions, the Board addresses the primary risks associated with those units and functions. In addition, the Board reviews the key risks associated with the Company’s strategic plan annually and periodically throughout the year as part of its consideration of the strategic direction of the Company. The Board also reviews the output of the Company’s risk management process each year, including cybersecurity risk management processes implemented by the Audit Committee.

The Board has delegated to the Audit Committee oversight of the Company’s risk management process. As part of its duties, the Audit Committee will review with management (1) Company policies with respect to risk assessment and management of risks that may be material to the Company, (2) the Company’s system of disclosure controls and system of internal controls over financial reporting, (3) the Company’s compliance with legal and regulatory requirements and (4) the Company’s cybersecurity risk management processes.

Each of the other Board committees also oversees the management of Company risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors, and each committee reports back to the full Board. The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, other financial matters, certain compliance issues and accounting and legal matters. The Audit Committee, along with the Corporate Responsibility & Governance Committee, is also responsible for reviewing certain major legislative and regulatory developments that could materially impact the Company’s contingent liabilities and risks. The Corporate Responsibility & Governance Committee also oversees risks related to the Company’s governance structure and processes, related person transactions, certain compliance issues and Board and committee structure to ensure appropriate oversight of risk. The Compensation Committee considers risks related to the attraction and retention of key management and employees and risks relating to the design of compensation programs and arrangements, as well as developmental and succession planning for possible successors to the position of chief executive officer and planning for other key senior management positions.

Nomination of Directors

It is the policy of the Corporate Responsibility & Governance Committee to consider candidates for director recommended by stockholders. In order to recommend a candidate, stockholders must submit the individual’s name and qualifications in writing to the committee (in care of the Secretary at the Company’s principal executive offices at 35 West Wacker Drive, Chicago, Illinois 60601 and otherwise in accordance with the procedures outlined under Submitting Stockholder Proposals and Nominations for 2020 Annual Meeting section of this proxy statement). The committee evaluates candidates recommended for director by stockholders in the same way that it evaluates any other candidate. The committee also considers candidates recommended by management and members of the Board.

After conducting an initial evaluation of a potential candidate, the Chairman of the Board and/or the chair of the Corporate Responsibility & Governance Committee generally will interview that candidate if it believes such candidate might be suitable to be a director. The candidate may also meet with other members of the Board and, under certain circumstances, members of management. If the Corporate Responsibility & Governance Committee believes a candidate would be a valuable addition to the Board, considering the criteria and competencies discussed in the next paragraph, it will recommend that candidate’s election to the full Board.

20	2019 PROXY STATEMENT

CORPORATE GOVERNANCE

In identifying and evaluating nominees for directors, the committee takes into account the applicable requirements for directors under the listing rules of the NYSE. In addition, the committee considers other criteria as it deems appropriate and which may vary over time depending on the Board’s needs, including certain core competencies and other criteria such as the personal and professional qualities, integrity, ethics, leadership expertise, industry experience and education of the nominees, as well as the mix of skills and experience on the Board prior to and after the addition of the nominees. Although not part of any formal policy, the goal of the committee will be a balanced and diverse Board, with members whose skills, viewpoints, backgrounds and experiences complement each other and, together, contribute to the Board’s effectiveness as a whole. See the Skills Matrix immediately prior to our director and nominee biographies under Proposal 1—Election of Directors.

The Corporate Responsibility & Governance Committee from time to time may engage third-party search firms to identify candidates for director, and may use search firms to do preliminary interviews and background and reference reviews of prospective candidates.

Communications with the Board of Directors

The Board has established procedures for stockholders and other interested parties to communicate with the Board. A stockholder or other interested party may contact the Board by writing to the chairman of the Corporate Responsibility & Governance Committee or the other non-management members of the Board to their attention at the Company’s principal executive offices at 35 West Wacker Drive, Chicago, IL 60601. Any stockholder must include the number of shares of the Company’s common stock he or she holds and any interested party must detail his or her relationship with the Company in any communication to the Board. Communications received in writing will be distributed to the chair of the Corporate Responsibility & Governance Committee or the non-management directors of the Board as a group, as appropriate, unless such communications are considered, in the reasonable judgment of the Company’s Secretary, improper for submission to the intended recipient(s). Examples of communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business or communications that relate to improper or irrelevant topics.

Other Matters

On February 17, 2019, the Company entered into an Agreement (the Agreement) with Simcoe Capital Management, LLC (Simcoe) and, solely for purposes of certain sections thereof, Jeffrey Jacobowitz. Under the terms of the Agreement, Mr. Jacobowitz became a non-voting observer of the Board through the date of the 2019 Annual Meeting. The Company also agreed to increase the size of the Board to 9 members, effective as of the 2019 Annual Meeting and the Corporate Responsibility & Governance Committee and the Board agreed to nominate, recommend and support Mr. Jacobowitz for election as director at the 2019 Annual Meeting. Should Mr. Jacobowitz be elected as a director at the 2019 Annual Meeting, the Corporate Responsibility & Governance Committee and the Board agreed to also nominate, recommend and support Mr. Jacobowitz for election as a director at the 2020 Annual Meeting. Under the terms of the Agreement, Simcoe has agreed to vote all of the shares of common stock of the Company that it beneficially owns in favor of the election of the Company’s slate of directors at the 2019 Annual Meeting and the 2020 Annual Meeting, and in favor of certain other proposals or business, including proposals or business not related to extraordinary transactions such as mergers, acquisitions or asset sales. Simcoe has also agreed to certain standstill provisions that remain in effect from the date of the Agreement, until the date that is thirty (30) calendar days prior to the expiration of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2021 Annual Meeting. These provisions restrict Simcoe and certain of its affiliates and associates from, among other things, engaging in certain proxy solicitations, soliciting consents from stockholders, seeking to influence the voting of any Company securities, making certain stockholder proposals, calling meetings of stockholders, seeking additional representation on the Board or nominating candidates for election to the Board other than in accordance with the Agreement, seeking to remove any of the Company’s directors or taking any action to influence the Board or the Company’s management.

21

Stock Ownership

The table below lists the beneficial ownership of common stock as of April 10, 2019 by all directors and nominees, each of the persons named in the tables under the Executive Compensation section below, and the directors and executive officers as a group. The table below includes all stock awards subject to vesting conditions that vest within 60 days of April 10, 2019. The table also lists all institutions and individuals known to hold more than 5% of the Company’s common stock, which information has been obtained from filings pursuant to Sections 13(d) and (g) of the Exchange Act. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all common stock beneficially owned set forth opposite their name. The percentages shown are based on 34,205,578 outstanding shares of common stock as of April 10, 2019. Unless otherwise indicated, the address for each beneficial owner who is also a director, nominee or executive officer is 35 West Wacker Drive, Chicago, Illinois 60601.

	BENEFICIAL OWNERSHIP
NAME	NUMBER	PERCENTAGE

Principal Stockholders
BlackRock, Inc. and affiliated persons (1)	5,033,478	14.72%
FMR LLC and affiliated persons (2)	3,771,091	11.02%
The Vanguard Group and affiliated persons (3)	3,463,231	10.12%
Simcoe Capital Management, LLC and affiliated persons (4)	2,701,643	7.90%
American Century Investment Management, Inc. and affiliated persons (5)	1,875,000	5.48%

Named Executive Officers (6)
Daniel Leib	266,447	*
Thomas Juhase	70,446	*
David Gardella	65,812	*
Jennifer Reiners	29,843	*
Kami Turner	11,591	*

Directors and Director Nominee (7)
Jeffery Jacobowitz (8)	2,701,643	7.90%
Richard Crandall	67,311	*
Nanci Caldwell	15,366	*
Luis Aguilar	15,339	*
Charles Drucker	15,339	*
Gary Greenfield	15,339	*
Lois Martin	15,339	*
Juliet Ellis	4,626	*
Directors, Director Nominee and Executive Officers as a group (13 persons)	3,294,441	9.63%

*	Less than one percent.

(1)

BlackRock, Inc., or BlackRock, is an investment advisor with a principal business office at 55 East 52nd Street, New York, New York 10055. This amount reflects the total shares expected to be held by BlackRock clients. BlackRock is expected to have sole investment authority over all shares and sole voting authority over 4,947,194 shares.

(2)

FMR LLC, or FMR, is an investment advisor with a principal business office at 245 Summer Street, Boston, Massachusetts 02210. This amount reflects the total shares expected to be held by FMR clients. FMR is expected to have sole investment authority over all shares and sole voting authority over 1,736 shares.

(3)

The Vanguard Group, Inc., or Vanguard, is an investment advisor with a principal business office at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. This amount reflects the total shares expected to be held by Vanguard clients. Vanguard is expected to have sole investment authority over 3,414,565 shares and shared investment authority over 49,666 shares, sole voting authority over 49,425 shares and shared voting authority over 2,920 shares.

(4)

Simcoe Capital Management, LLC, or Simcoe Capital, is an investment manager with a principal business office at 509 Madison Avenue, Suite 2200, New York, New York 10022. This amount reflects the total shares expected to be held by Simcoe Capital clients. Simcoe Capital is expected to have sole investment authority and sole voting authority over all shares.

(5)

American Century Investment Management, Inc., or ACIM, is an investment advisor with a principal business office at 4500 Main Street, 9th Floor, Kansas City, Missouri 64111. This amount reflects the total shares expected to be held by ACIM clients. ACIM is expected to have sole investment authority over all shares and sole voting authority over 1,742,287 shares.

(6)

Reflects ownership of common stock and restricted stock awards subject to vesting conditions, including certain restricted stock awards subject to performance conditions and issued at 150% of target and will be cut back based upon performance levels accordingly (see Outstanding Equity Awards at Fiscal Year End Table below). Does not reflect ownership of restricted stock units that will not vest within 60 days.

(7)

Reflects ownership of common stock and restricted stock units that will vest on the earlier of the date the director ceases to be a director or the first anniversary of the grant date. Amounts for Mr. Crandall also reflect restricted stock units that will vest on the date Mr. Crandall ceases to be a director of the Company.

(8)

Consists of 2,701,643 shares that Mr. Jacobowitz is deemed to indirectly beneficially own as a Managing Member of Simcoe Capital based on his shared voting power and shared dispositive power with respect to such shares. (See footnote 3).

22	2019 PROXY STATEMENT

Compensation Discussion & Analysis

This Compensation Discussion and Analysis discusses our compensation policies and determinations that apply to our named executive officers. When we refer to our named executive officers, we are referring to the following individuals whose 2018 compensation is set forth below in the Summary Compensation Table and subsequent compensation tables.

NAME	POSITION

Daniel N. Leib	Chief Executive Officer

Thomas F. Juhase	Chief Operating Officer

David A. Gardella	Chief Financial Officer

Jennifer B. Reiners	General Counsel

Kami S. Turner	Controller and Chief Accounting Officer

While the discussion in the CD&A is focused on our NEOs, many of our executive compensation programs apply broadly across our executive ranks.

EXECUTIVE SUMMARY

2018 Business Highlights

•

Maintaining a strong position in key markets. In addition to remaining the largest single U.S. compliance filer, the Company increased its market share in transactional and fund filings during the year. Financial performance was impacted negatively by decreased mutual fund volumes in Global Investment Markets early in the year, as well as substantially lower transactional activity in Global Capital Markets in the back half of the fourth quarter, related to increased market volatility and the government shutdown during the period.

•

Continued evolution to a more favorable revenue mix. In 2018, SaaS net sales increased 15.4% from the prior year, representing approximately 18% of total net sales in 2018 compared to 13% at the time of the spin-off in the third quarter of 2016. Product (36% of 2018 net sales) and tech-enabled services (46% of 2018 net sales) net sales decreased approximately 4% and 3% as a percentage of total net sales respectively over this same period, with the improved mix producing increased gross margins that are helping to partially offset increased growth investments within the business.

•

Investment of $37.1 million in capital expenditures, of which approximately 84% was related to the Company’s software-as-a-service and other technology solutions. These investments allowed the Company to deliver additional solutions to market.

•

The completion of two transactions in support of the strategy: the divesture of the Language Solutions business for $77.5 million in cash, and the acquisition of the remaining stake in eBrevia, a provider of artificial intelligence-based data extraction and contract analytics software solutions, for a total consideration of approximately $23.2 million, net of cash acquired.

•	Aggressively reducing debt. The Company paid down an additional $95.6 million of debt during 2018, reducing net leverage from 3.4x to 2.0x over the last two years through December 31, 2018(1).

Net Earnings of $73.6 million	Non-GAAP adjusted EBITDA of $154.9 million(1)	Free cash flow of $29.2 million(1) after absorbing approximately $17 million in taxes and fees associated with the sale of Language Solutions

1.

Net debt, net leverage, non-GAAP Adjusted EBITDA and Free Cash Flow are non-GAAP measures that exclude the impact of items noted in the reconciliation tables in Appendix C. See such tables for amounts and reconciliations to the most comparable GAAP measures.

23

COMPENSATION DISCUSSION AND ANALYSIS

•

While the Company had a successful year executing against its strategic objectives, financial results were below target due to decreased mutual fund volumes and a challenging business environment for transactions at year end, and as a consequence annual cash incentives paid out below target. The stock price has lagged the market, and therefore historical stock option awards are underwater and other equity grants have lost value, which directly aligns executives’ pay outcomes with investor experience.

Key 2018 Compensation Actions

The primary elements of our total direct compensation program for the NEOs and a summary of the actions taken by the Compensation Committee during 2018 are set forth below.

COMPENSATION COMPONENT	LINK TO BUSINESS AND TALENT STRATEGIES	2018 COMPENSATION ACTIONS

Base Salary (Page 29)	• Competitive base salaries help attract and retain executive talent.

•   The Compensation Committee determined not to raise the base salaries of the CEO or COO in 2018.

•   Base salaries for the other 3 NEOs were increased slightly to remain competitive within the market and reward sustained performance

Annual Cash Incentive Compensation (Page 29)	• Focuses executives on achieving annual financial and non-financial results that are key indicators of annual financial and operational performance.	• Annual cash incentive awards for the NEOs were earned at an average of 86.9% of target, primarily due to activity in the US Investment Markets reporting unit.

Long-Term Equity Incentive Compensation (Page 32)

•   Performance share units (PSUs) are measured by achievement of cumulative free cash flow and cumulative net sales goals, which are key indicators of long-term performance and creation of stockholder value.

•   Restricted stock units (RSUs) provide focus on stock price growth and serve our talent retention objectives.

•   Stock options provide focus on stock price appreciation, and align executives’ long-term economic interests with those of our stockholders.

•   The long-term incentive award mix consists of 50% PSUs, 30% RSUs and 20% stock options; in 2018, the CEO was granted a portion of his award in the form of premium-priced stock options (making his mix 46% PSUs, 8% performance stock options, 27% RSUs and 18% time-based stock options overall).

•   PSUs are subject to a 3-year performance period (2018-2020) and will be earned based on achievement of cumulative free cash flow (weighted 50%) and cumulative net sales (weighted 50%) goals.

•   The CEO’s premium-priced stock options vest as described above and have an exercise price of 110% of the grant-date stock price, requiring additional stock price growth for the award to deliver any value.

•   RSUs vest in equal annual installments over three years.

•   Stock options vest in equal annual installments over four years.

24	2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Our Executive Compensation Program

Our goal is to retain and attract experienced and talented executive officers, and to motivate them to achieve our short-term and long-term financial, operational and strategic objectives that create stockholder value. To achieve this goal, we strongly emphasize a culture of pay for performance in order to provide incentives and accountability for our executive officers in working toward the achievement of our objectives. Accordingly, we have designed our incentive compensation programs with the goal of ensuring that actual realized pay varies above or below targeted compensation opportunity, based on achievement of challenging performance goals and demonstration of meaningful individual commitment and contribution.

The table below outlines each of the principal elements of the Company’s executive compensation program:

*	For the CEO, includes premium-priced stock options with an exercise price equal to 110% of grant date stock price

25

COMPENSATION DISCUSSION AND ANALYSIS

The targeted mix of total direct compensation we established at the beginning of 2018 for our CEO and the other NEOs is illustrated below. We believe the mix of compensation components, the allocation between cash and equity, the time horizon between short-term and long-term performance and the differentiation between fixed and variable compensation collectively provide appropriate incentives to motivate near-term performance, while at the same time providing significant incentives to keep our executives focused on longer-term corporate goals that drive stockholder value.

Executive Compensation Governance Best Practices

The Compensation Committee reviews the Company’s executive compensation program on an ongoing basis to evaluate whether the program supports the Company’s executive compensation philosophies and objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:

✓ Pay for performance by structuring a significant percentage of target annual compensation in the form of variable, at-risk compensation	✘ We do not have tax gross-ups ✘ We do not allow dividends or dividend equivalents on unearned equity awards
✓ Pre-established performance goals that are aligned with creation of long-term stockholder value	✘ We do not allow repricing of underwater stock options without stockholder approval
✓ Market comparison of executive compensation against a relevant peer group	✘ We do not allow hedging or short sales of our securities ✘ We do not allow pledging of our securities
✓ Use of an independent compensation consultant reporting directly to the Compensation Committee and providing no other services to the Company	✘ We do not provide excessive perquisites to executive officers
✓ Double-trigger vesting for equity awards in the event of a change in control
✓ Robust stock ownership guidelines
✓ Clawback policy that applies to all cash and equity incentives
✓ Mitigate undue risk
✓ Annual say-on-pay vote

26	2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

2018 Say-On-Pay Vote

In 2018, we held an advisory “say-on-pay” vote. In its compensation review process, the Compensation Committee considers whether the Company’s executive compensation program is aligned with the interests of the Company’s stockholders. In that respect, as part of its review of the Company’s executive compensation program, the Compensation Committee considered the approval of approximately 95% of the votes cast for the Company’s advisory say-on-pay vote at our 2018 Annual Meeting of Stockholders. The Compensation Committee determined that the Company’s executive compensation philosophies and objectives and compensation elements continued to be appropriate and did not make any specific changes to the Company’s executive compensation program in response to the 2018 say-on-pay vote and the substantial support received from stockholders. The Compensation Committee will continue to regularly review, assess and, when appropriate, adjust our executive compensation program in response to stockholder feedback.

HOW WE DETERMINE EXECUTIVE COMPENSATION

Our Executive Compensation Philosophy and Objectives

The goal of our executive compensation program is to attract, retain, and motivate our executive team. Overall compensation levels are generally targeted at the market median but may vary based upon each executive’s experience, skills and performance. The Compensation Committee believes that our executive compensation program should reward actions and behaviors that drive long-term stockholder value creation and seeks to foster these objectives through a compensation system that focuses heavily on variable, performance-based incentives that create a balanced focus on our short-term and long-term financial, operational and strategic goals. To that end, the Compensation Committee’s goal is to implement an executive compensation program that is built upon the following objectives:

•	Attracting and Retaining the Right Talent. Executive compensation should be market-competitive in order to attract and retain highly motivated talent with a performance-driven mindset.
•	Pay for Performance. A significant percentage of an executive’s compensation should be directly aligned with Company performance, with a balance between short-term and long-term performance.
•	Alignment with Stockholder Interests. Our executives’ interests should be aligned with stockholder interests through the risks and rewards of stock ownership in the Company.

27

COMPENSATION DISCUSSION AND ANALYSIS

Oversight Responsibilities for Executive Compensation

The table below summarizes the key oversight responsibilities for executive compensation.

Compensation Committee

•   Establishes executive compensation philosophy

•   Approves incentive compensation programs and target performance expectations for the annual incentive plan (AIP) and long-term incentive (LTI) awards

•   Approves all compensation actions for the named executive officers, including base salary, target and actual AIP awards and LTI grants

All Independent Board Members	• Assess performance of the CEO

Independent Compensation Committee Consultant—FW Cook

•   Provides independent advice, research, and analytical services on a variety of subjects to the Compensation Committee, including compensation of executive officers, non-employee director compensation and executive compensation trends

•   Participates in Committee meetings as requested and communicates with the Chair of the Compensation Committee between meetings

•   Reports to the Compensation Committee, does not perform any other services for the Company and has no economic or other ties to the Company or the management team that could compromise its independence or objectivity

CEO and Management

•   Management, including the CEO, develops preliminary recommendations regarding compensation matters with respect to all NEOs, other than the CEO, and provides these recommendations to the Compensation Committee, which makes the final decisions with advice from FW Cook, as appropriate

•   Responsible for the administration of the compensation programs once Compensation Committee decisions are finalized

Peer Group Selection and Market Data

To obtain a broad view of competitive practices among industry peers and competitors for executive talent, the Compensation Committee reviews market data for peer group companies as well as general industry survey data. The peer group is used as a reference point to assess the competitiveness of base salary, incentive targets, and total direct compensation awarded to the NEOs and as information on market practices, including share utilization and share ownership guidelines. We updated our peer group in 2017 for compensation decisions in order to include companies taking into consideration the following peer group criteria:

•	Within a range of the Company’s operations and scale of approximately 0.3 times to 3 times the Company’s size in a variety of financial metrics including revenue, EBITDA and market cap;
•	Similar industry to the Company and within the data software and services space, while recognizing that approximately 36% of the Company’s current revenue is comprised of print-related products;
•	Direct competitors for executive talent;
•	Publicly-traded companies that operate in the United States and are subject to US laws and regulations.

For 2018 compensation decisions, the peer group utilized was the same group compiled in 2017, as follows:

•	Acxiom Corporation
•	ARC Document Solutions, Inc.
•	Bottomline Technologies (de), Inc.
•	Broadridge Financial Solutions, Inc.
•	CoreLogic, Inc.
•	CSG Systems International, Inc.
•	DST Systems, Inc.
•	ePlus inc.
•	Euronet Worldwide, Inc.
•	FactSet Research Systems Inc.
•	Gartner, Inc.
•	Jack Henry & Associates, Inc.
•	Perficient, Inc.
•	Resources Connection, Inc.
•	The Advisory Board Company
•	The Dun & Bradstreet Corporation
•	Verint Systems Inc.

Based on data compiled by FW Cook at the time of the peer group review, our revenues, EBITDA and EBITDA margin were at the 41st, 49th, and 42nd percentiles, respectively, in relation to the peer group. After all 2018 compensation decisions were made, Acxiom Corporation sold part of their business and was renamed LiveRamp Holdings, Inc., DST Systems, Inc. was acquired and The Advisory Board Company was split up and partially acquired and

28	2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

is no longer a publicly traded company. Based on these changes, Acxiom/LiveRamp Holdings, DST Systems and The Advisory Board Company have been removed from our peer group for 2019. In addition, the Compensation Committee determined to add the following companies to the peer group: ACI Worldwide, Inc., Morningstar, Inc. and Virtusa Corporation.

As there is limited data on positions other than the CEO and CFO, and to a greater extent the COO, in the peer group data, the Compensation Committee also reviews data from national survey sources related to general industry when it considers the market competitiveness of NEO compensation levels and/or market practices. The Compensation Committee does not review the specific companies included in these surveys, and the data presented to the Compensation Committee is general and not specific to any particular subset of companies.

2018 NAMED EXECUTIVE OFFICER COMPENSATION

Base Salary

Base salaries are a fixed amount paid to each executive for performing his or her normal duties and responsibilities. We determine the amount based on the executive’s overall performance, level of responsibility, pay grade, competitive compensation practices data and comparison to other Company executives. Based on these criteria, for 2018, base salary adjustments were made as follows:

NAME	2017 BASE SALARY	INCREASE (%)	2018 BASE SALARY

Daniel N. Leib	$700,000	0%	$700,000

Thomas F. Juhase	$441,000	0%	$441,000

David A. Gardella	$390,000	5%	$410,000

Jennifer B. Reiners	$325,000	8%	$350,000

Kami S. Turner	$260,000	4%	$270,000

Annual Incentive Plan (AIP)

The AIP is a cash bonus plan that incentivizes short-term (i.e., annual) financial and operational performance. The Compensation Committee reviews our target annual bonus opportunities by job level each year to ensure they are competitive. The target annual incentive opportunity as a percent of annual base salary for each of our NEOs in 2018 was as follows:

NAME	2017 TARGET ANNUAL INCENTIVE AS PERCENT OF BASE SALARY (%)	2018 TARGET ANNUAL INCENTIVE AS PERCENT OF BASE SALARY (%)	2018 TARGET ANNUAL INCENTIVE ($)

Daniel N. Leib	100%	125%	$875,000

Thomas F. Juhase	100%	100%	$441,000

David A. Gardella	65%	100%	$410,000

Jennifer B. Reiners	50%	55%	$192,500

Kami S. Turner	40%	40%	$108,000

The Compensation Committee undertakes a rigorous review and analysis to establish annual performance goals under the AIP. For 2018, the Compensation Committee established the following goals and payout levels under the AIP:

GOALS	WEIGHTING	METRIC	PAYOUT RANGE

Financial Statement	75%	• Consolidated Non-GAAP Adjusted EBITDA (weighted 60%) • Consolidated Net Sales (weighted 40%)	50% – 200%

Non-Financial Statement	25%	• Individual performance goals	0% – 100%

The financial statement performance goals were based on the Company’s annual operating plan reviewed by our Board. In addition, the Compensation Committee may utilize its discretionary authority under the AIP to increase or decrease the amount of an award otherwise payable if it determines that an adjustment is appropriate to better reflect the actual performance of the Company and/or participant (including any unusual or nonrecurring events, including without limitation, any strategic transactions, acquisitions, divestitures or other significant events involving or affecting the Company). Although the non-financial statement goals are a smaller component, the Compensation Committee believes that the non-financial statement goals based on individual performance are important “leading indicators” of financial performance and continue to be important for a company like ours in the process of transforming its business strategy in order to facilitate the transition and further the company’s growth objectives.

29

COMPENSATION DISCUSSION AND ANALYSIS

Financial Statement Goals

The threshold, target and maximum performance and payout opportunities for financial statement goals under the 2018 AIP (subject to interpolation between points), along with the actual performance achieved and related payout percentage, are set forth below.

Given the planned disposition of the Company’s language solutions business during 2018, the AIP targets were established to exclude associated revenue and EBITDA from that business unit. In addition, the Board tasked management with making certain investments in 2018 to accelerate the strategic shift in the Company’s mix of revenue toward its software-as-a-service offerings. The targets and payout scale contemplated the amount of such investments to be made in 2018. Therefore, a year-over-year comparison in targets is not meaningful. Before the pro-forma adjustments to the financial statement goals, the targets each represented an increase over prior year targeted and actual performance and require significant effort to achieve. The Compensation Committee determined it was appropriate to establish the final 2018 goals as follows:

	THRESHOLD	TARGET	MAXIMUM	ACTUAL	% OF TARGET ACHIEVED	PAYOUT %

Achievement %	93%	100%	124%
Payout %	50%	100%	200%

Consolidated Non-GAAP Adjusted EBITDA ($ millions)	$146.1	$157.1	$ 195.5	$152.8	97.3%	80.6%
Consolidated Net Sales ($ millions)	$872.6	$938.3	$1,163.5	$921.1	98.2%	86.9%

Weighted Average Payout for Financial Statement Goals: 83.1%

As noted in the 2018 Business Highlights, decreased mutual fund volumes and a challenging business environment for transactions at year end contributed to lower than expected financial results and below target annual incentive payouts.

Individual Performance

The other 25% of each NEO’s incentive cash bonus in 2018 was determined by achievement of individual performance goals set for the officers by the Compensation Committee. These goals varied from individual to individual and included both objective and subjective measures of performance. The individual performance goals were intended to align the individual officers’ sphere of duties and control with the Company’s three key business strategies of protecting our core business, changing our revenue mix and evolving the culture of the Company. Examples include:

•	participation in our talent assessment and succession planning process to align with our digital transformation strategy
•	engagement in implementation of our digital strategy consistent with our five year strategic and financial plan
•	achieving business unit market share, key account growth, days sales outstanding and customer acquisition objectives
•	driving the transformation of our operations

These individual goals are keys to financial and business success for the Company and thus contribute to producing income and stockholder returns over the long-term. Grading of performance on the individual performance goals was in some cases “achieved” or “not achieved” and in other cases on a sliding scale, such as from fail to below target and at target, and thus some potential individual performance bonus amounts varied from zero to target.

30	2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Determination of 2018 Annual Cash Incentive Awards

The Compensation Committee determined the 2018 annual cash incentive awards for the NEOs using the following framework:

Based on the achievement of the 2018 financial and individual performance goals, the annual cash incentive awards paid to our NEOs for 2018 were as follows:

NAME	TARGET ANNUAL CASH INCENTIVE OPPORTUNITY	FINANCIAL STATEMENT METRIC			INDIVIDUAL PERFORMANCE			ANNUAL CASH INCENTIVE PAID	% OF TARGET
		75% OF TARGET	PAYOUT %	SUBTOTAL	25% OF TARGET	PAYOUT%	SUBTOTAL

Daniel N. Leib	$875,000	$656,250	83.1	$545,344	$218,750	98.0	$214,375	759,719	86.8

Thomas F. Juhase	$441,000	$330,750	83.1	$274,853	$110,250	98.0	$108,045	382,898	86.8

David A. Gardella	$410,000	$307,500	83.1	$255,533	$102,500	98.0	$100,450	355,983	86.8

Jennifer B. Reiners	$192,500	$144,375	83.1	$119,976	$48,125	100.0	$ 48,125	168,101	87.3

Kami S. Turner	$108,000	$81,000	83.1	$ 67,311	$27,000	100.0	$ 27,000	94,311	87.3

31

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive Program

Each executive officer has an annual long-term equity incentive target grant denoted in terms of a dollar value, which is allocated between PSUs, RSUs and stock options. For the CEO, an additional performance-based vehicle, premium-priced stock options, were used and constituted 31% of his total grant of stock options. Details on the types of equity awards granted to our NEOs in 2018 are provided in the table below.

EQUITY AWARD	WEIGHTING	RATIONALE AND KEY FEATURES

Performance Share Units	46% CEO 50% Other NEOs

•   Incentivize NEOs to achieve specific measurable financial goals (cumulative free cash flow and cumulative net sales) over a three-year performance period.

•   The number of PSUs that are earned and vest at the end of the performance cycle range from 0% for below threshold performance to 150% of the target number of shares for maximum performance.

•   Encourage retention of our executive officers’ services and promote ownership by our executives in Company stock.

Performance-Based, Premium-Priced Stock Options	8% CEO

•   Strongly align CEO and stockholder interests by placing more emphasis on stock price appreciation for the CEO than other NEOs and incentivize focus on strategic objectives to increase shareholder value.

•   Premium priced stock options vest in quarterly installments at the end of each of the first four years following grant.

•   Exercise price equals 110% of the common stock closing price on the date of the grant.

RSUs	27% CEO 30% Other NEOs

•   Align pay and Company performance as reflected in our stock price.

•   Encourage retention of our executive officers’ services and promote ownership by our executives in Company stock.

•   RSUs vest in one-third installments at the end of each of the first three years following grant, subject to continued employment.

Stock Options	19% CEO 20% Other NEOs

•   Strongly align NEO and stockholder interests by delivering value only if the Company’s stock price increases over the term of the option.

•   Stock options vest in quarterly installments at the end of each of the first four years following grant.

•   Exercise price equals the common stock closing price on the date of the grant (i.e. fair market value).

32	2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

2018 Long-Term Incentive Awards

During 2018, the Compensation Committee approved the grant of the following annual performance PSUs, RSUs and stock options to the NEOs. The table below shows the target number of PSUs granted to each NEO, assuming target performance.

	PSU		PREMIUM STOCK OPTIONS		RSU		STOCK OPTIONS

NAME	TARGET AWARD (#)	TARGET VALUE ($)	TARGET AWARD (#)	TARGET VALUE ($)	AWARD (#)	TARGET VALUE ($)	AWARD (#)	TARGET VALUE ($)

Daniel N. Leib	77,900	$1,375,000	47,000	250,000	46,700	$825,000	93,300	$550,000

Thomas F. Juhase	28,300	$500,000	—	—	17,000	$300,000	33,800	$200,000

David A. Gardella	28,300	$500,000	—	—	17,000	$300,000	33,800	$200,000

Jennifer B. Reiners	12,700	$225,000	—	—	7,600	$135,000	15,200	$90,000

Kami S. Turner	6,400	$112,500	—	—	3,800	$67,500	7,600	$45,000

Performance Share Unit Awards

The performance measures and weightings for the 2018 PSU awards are as follows:

PERFORMANCE MEASURES	WEIGHTING	DESCRIPTION

Cumulative Free Cash Flow	50%

•   Achievement is measured cumulatively over a three-year performance period (2018 – 2020)

•   Payout scale ranges from 0% for below threshold performance to 50% for threshold performance to 100% for target performance to 150% for maximum performance

Cumulative Net Sales	50%	• When the performance threshold is met, payouts are interpolated on a straight-line basis for performance levels between threshold and target and between target and maximum

OTHER COMPENSATION AND GOVERNANCE MATTERS

Benefit Programs

The Company’s benefit programs were established based upon an assessment of competitive market factors and a determination of what is needed to retain high-caliber executives. NEOs are subject to the same eligibility requirements and are eligible to participate in the same health and welfare benefit programs that are offered to all other eligible employees. The options available under the Donnelley Financial Group Benefits Plan include health, dental, vision, life insurance, accidental death and dismemberment, and disability coverage.

As part of the overall compensation program, the Company also provides certain executives, including certain of the NEOs, the following benefits:

•	Pension Plan: The Donnelley Financial Pension Plan (the “Pension Plan”) is a defined benefit pension plan under which benefits were frozen at RRD as of December 31, 2011. Because the Pension Plan is frozen, no additional employees became participants in the Pension Plan after December 31, 2011, and existing participants in the Pension Plan (including the NEOs, who were participants in the predecessor plan maintained by RRD before the Pension Plan was frozen) generally do not accrue benefits under such plan.

•

Supplemental Retirement Plan: The Company’s supplemental retirement plan, like the defined benefit pension plan, was frozen by RRD as of December 11, 2011 and is intended to be an extension of the Company’s qualified pension plan. This supplemental retirement plan takes into account compensation above limits imposed by applicable tax laws and is similar to programs found at many of the companies we compete with for talent. This benefit is available to Company executives, including the NEOs, who were participants at RRD before the plan was frozen and existing participants generally do not accrue benefits under the plan. Approximately 72 (active and inactive) employees are covered by this plan.

33

COMPENSATION DISCUSSION AND ANALYSIS

•	Savings Plan: Under the Donnelley Financial Savings Plan, NEOs and generally all employees may contribute 1% to 85% of pay (up to the IRS contribution limit) as pre-tax, Roth 401(k), and/or after-tax contributions. The Company has instituted matching contributions to eligible participants’ 401(k) accounts, based upon Company performance. The 2018 plan year match equals 21% of each participant’s total pre-tax and Roth 401(k) contributions for the year, up to 3% of his or her pay (not to exceed the IRS compensation limit of $270,000).
•	Supplemental Insurance: Additional life and disability insurance enhances the value of the Company’s overall compensation program. The premium cost for these additional benefits is included as taxable income for NEOs, and there is no tax gross-up on this benefit.
•	Deferred Compensation Plan: Prior to the Company’s spin-off from RRD in October 2016, RRD provided a select group of management or highly compensated employees the opportunity to defer the receipt of up to 50% of base salary or up to 90% of annual bonus, or both. The Donnelley Financial Deferred Compensation Plan is a continuation of the RRD Nonqualified Deferred Compensation Plan, and all deferrals and other benefits accrued by the NEOs under the RRD Plan continue under the terms of the Donnelley Financial Nonqualified Deferred Compensation Plan. Currently, the Donnelley Financial Nonqualified Deferred Compensation Plan is not accepting additional deferrals.
•	Financial Counseling: Mr. Leib is reimbursed for his financial counseling services expenses to provide him access to an independent financial advisor of his choice. The cost of these services, if utilized, is included as taxable income to Mr. Leib, and there is no tax gross-up on this benefit.
•	Automobile Program: Mr. Leib receives a monthly automobile allowance that provides him with an opportunity to use his car for both business and personal use in an efficient manner. This allowance is included as taxable income to Mr. Leib, and there is no tax gross-up on this benefit.

Tax Deductibility Policy

Section 162(m) of the Internal Revenue Code generally imposes a $1 million limit on the amount a public company may deduct for compensation paid to the company’s “covered employees,” including our named executive officers. Prior to 2018, this limit did not apply to compensation that qualified as “performance-based”, and the Compensation Committee previously designed certain performance awards and incentives in a manner intended to qualify for that exception. The Tax Cuts and Jobs Act of 2017 expanded the individuals covered by Section 162(m) and eliminated the exception for performance-based compensation effective for our 2018 tax year (other than under certain grandfathered arrangements that qualify for transition relief). The Compensation Committee continues to consider the deductibility of compensation under the Company’s executive compensation programs while retaining the flexibility necessary to provide cash and equity compensation in line with competitive practices, the Company’s compensation philosophy and the best interests of the Company’s stockholders, even if amounts are not fully tax deductible.

Independence Assessment of Compensation Consultant

In November 2016, the Compensation Committee engaged FW Cook to provide compensation consultant services for the Compensation Committee’s decision-making process for 2017 and forward. FW Cook regularly attended Compensation Committee meetings and reported directly to the Compensation Committee, and not to management, on matters relating to the compensation of the executive officers and for directors. The Compensation Committee reviewed the work and services provided by FW Cook and considered the following factors to determine that (a) such services were provided on an independent basis and (b) no conflicts of interest exist. Factors considered by the Compensation Committee in its assessment include:

1.	Other services provided to Donnelley Financial by FW Cook;
2.	The fees to be paid by Donnelley Financial as a percentage of FW Cook’s total revenue;
3.

FW Cook’s policies and procedures that are designed to prevent a conflict of interest and maintain independence between the personnel who provide HR services and those who provide these other services;

4.	Any business or personal relationships between individual consultants involved in the engagement and Compensation Committee members;
5.	Whether any Donnelley Financial stock is owned by individual consultants involved in the engagement; and
6.	Any business or personal relationships between Donnelley Financial’s executive officers and FW Cook or the individual consultants involved in the engagement.

Corporate Governance Policies

Stock Ownership Guidelines: The Compensation Committee has established stock ownership guidelines for all executive officers and certain other executives. These guidelines are designed to encourage our executives to have a meaningful equity ownership in the Company, and thereby link their interests with those of its stockholders. These stock ownership guidelines provide that,

34	2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

within five years of becoming an executive, each executive must own (by way of shares owned outright and including shares of unvested restricted stock and unvested restricted stock units, but excluding unexercised stock options or performance-based restricted stock or performance share units other than the performance-based restricted stock Founders’ Awards granted on October 1, 2016, which are included as owned) shares of Company common stock with a value of 5x base salary for the CEO, 3x base salary for the direct reports of the CEO and 1x base salary for all other officers covered by the policy. In the event an executive does not achieve or make progress toward the required stock ownership level, the Compensation Committee has the discretion to take appropriate action. As of April 5, 2019, all of the Company’s NEOs have made appropriate progress toward their ownership guidelines.

Clawback Policy: The Company maintains a clawback policy that requires reimbursement by an executive officer of incentive compensation (including equity incentives) when: (i) the individual was an executive officer at the time of the incentive compensation payment or award (or the vesting of such award); (ii) the incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results reported in a report filed with the Securities and Exchange Commission, or the SEC, that were subsequently the subject of a restatement due to material noncompliance (other than as a result of a change in applicable accounting principles) of the Company, with any financial reporting requirement under the federal securities laws as a result of misconduct on the part of the officer from whom reimbursement is being sought; (iii) a lower payment or award would have been made to the executive officer (or lesser or no vesting would have occurred with respect to such award) based upon the restated financial results; and (iv) the incentive compensation payment or award or the vesting of such award occurred during the three-year period preceding the date on which the Company first disclosed that it is or will be required to prepare an accounting restatement.

The amount subject to reimbursement shall, subject to applicable law and regulations, be the portion of incentive compensation paid to or received by the executive officer for or during such three-year period that is greater than the amount that would have been paid or received had the financial results been properly reported. In addition, the Compensation Committee may cancel, in whole or in part, outstanding equity awards where the Compensation Committee took into account the financial performance of the Company in granting such awards and the financial results were subsequently reduced due to a restatement.

Insider Trading and Window Period Policy and Prohibition on Hedging and Pledging: The Company’s insider trading policy for the Company’s employees, including executive officers and directors, provides that the Company’s executive officers and directors or their family members who live with them, their family members whose transactions in securities are directed by or subject to control or influence by them and members of their households, cannot engage in any transaction in Company securities (including purchases, sales, broker assisted cashless exercises of stock options and the sale of the common stock acquired pursuant to the exercise of stock options) without first obtaining the approval of the Company’s General Counsel.

Approval of transactions can be sought only during a defined window period when the executive officers and directors are not in possession of material non-public information about the Company. The window period is generally defined as the period of time commencing on the second day after the public release by the Company of its quarterly and annual earnings information and ending on the last trading day of the then current fiscal quarter, but can be closed by the Company’s General Counsel at any time if the person seeking approval is in possession of material non-public information. The Company’s trading policy also clarifies the obligations of the Company’s officers, directors and employees with respect to securities law prohibitions against insider trading.

In addition, the insider trading policy prohibits the Company’s executive officers, directors and employees from engaging in pledging securities, whether as collateral for a loan or otherwise, holding securities in a “margin account” at a broker dealer, conducting short sales, trading in publicly traded options, purchasing puts or calls, hedging or any similar transactions or arrangements with respect to Company securities or the securities of any other company while aware of material nonpublic information regarding that company.

Risk Assessment

The Compensation Committee, with the assistance of FW Cook, reviewed and evaluated the Company’s executive and employee compensation practices and has concluded, based on this review, that any risks associated with such practices are not likely to have a material adverse effect on the Company. The determination primarily took into account the balance of cash and equity payouts, the balance of annual and long term incentives, the type of performance metrics used, incentive plan payout leverage, the possibility that the plan designs could be structured in ways that might encourage gamesmanship, the avoidance of uncapped

35

COMPENSATION DISCUSSION AND ANALYSIS

rewards, multi-year vesting for equity awards, the use of stock ownership requirements for senior management and the Compensation Committee’s oversight of all executive compensation programs.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of Donnelley Financial Solutions, Inc., on behalf of the Board, establishes and monitors the Company’s overall compensation strategy to ensure that executive compensation supports the business objectives. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be incorporated in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the Company’s proxy statement to be filed in connection with the Company’s 2019 Annual Meeting of Stockholders.

Compensation Committee

Gary G. Greenfield, Chair

Nanci E. Caldwell

Charles D. Drucker

36	2019 PROXY STATEMENT

Executive Compensation Tables

2018 SUMMARY COMPENSATION TABLE

The Summary Compensation Table provides compensation information about our principal executive officer, principal financial officer, and the three most highly compensated executive officers other than the principal executive officer and principal financial officer, or the NEOs, as of December 31, 2018. Prior to the Spin, each of our NEOs was employed by RRD. The information set forth below with respect to the year ended December 31, 2016 for all NEOs includes pre-Spin compensation received from RRD combined with post-Spin compensation received from the Company.

Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	OPTION AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(5)	ALL OTHER COMPENSATION ($)(6)	TOTAL ($)

Daniel N. Leib President and Chief Executive Officer	2018	700,000	—	2,199,190	799,766	759,719	—	24,048	4,482,723
	2017	700,000	1,100,000	2,749,050	550,116	729,225	36,362	25,369	5,890,122
	2016	625,000	900,000	3,608,480	—	226,570	14,896	22,785	5,397,731

Thomas F. Juhase Chief Operating Officer	2018	441,000	—	799,545	200,296	382,898	—	1,799	1,825,538
	2017	441,000	227,436	748,725	149,961	459,412	151,682	5,085	2,183,301
	2016	425,000	196,529	858,200	—	121,563	13,008	1,322	1,615,872

David A. Gardella Chief Financial Officer	2018	410,000	—	799,545	200,296	355,983	—	1,799	1,767,623
	2017	390,000	375,000	748,725	149,961	266,619	13,873	4,833	1,949,011
	2016	345,000	325,000	814,740	—	65,424	7,146	412	1,557,722

Jennifer B. Reiners General Counsel	2018	350,000	105,000	358,295	89,984	168,101	—	1,799	1,073,179
	2017	325,000	300,000	400,065	80,031	170,909	39,471	4,905	1,320,381
	2016	300,925	350,000	382,709	—	45,304	45,304	207	1,100,429

Kami S. Turner Chief Accounting Officer	2018	270,000	57,500	180,030	44,992	94,311	—	1,799	648,632
	2017	260,000	158,333	174,330	34,965	109,382	4,773	4,788	746,571
	2016	237,500	158,333	136,694	—	27,828	2,468	90	562,913

1.

The amounts shown in this column for 2018 consist of (a) deferred cash awards granted under the RRD 2012 PIP in March 2015, which vested on March 2, 2018 in the following amounts: Ms. Reiners, $80,000 and Ms. Turner, $45,000 and (b) deferred cash awards granted under the RRD 2012 PIP in March 2014, of which one-fourth vested on January 1, 2018 in the following amounts: Ms. Reiners, $25,000 and Ms. Turner, $12,500.

37

2018 SUMMARY COMPENSATION TABLE

2.

The amounts shown in this column for 2018 constitute the aggregate grant date fair value of shares of performance stock units (PSUs) and restricted stock units (RSUs) granted during the fiscal year under the Company’s Amended and Restated 2016 Performance Incentive Plan, or the 2016 PIP. For 2017, NEOs were granted shares of performance restricted stock that were issued at 150% of target and will be cut back accordingly based upon actual performance levels. The amounts are valued in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (which we refer to as ASC Topic 718). See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating the fair value pursuant to ASC Topic 718. For further information on these awards, see the Outstanding Equity Awards at Fiscal Year-End table. The NEOs were granted awards in 2018 with the following grant date fair values:

Types of Awards

3.

The amounts shown in this column constitute the aggregate grant date fair value of shares of stock options granted during the fiscal year under the 2016 PIP (including certain premium-priced stock options with an exercise price equal to 110% of the grant date closing stock price granted to Mr. Leib). The amounts are valued using the Black-Scholes-Merton option pricing model in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (which we refer to as ASC Topic 718). See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating the fair value pursuant to ASC Topic 718. For further information on these awards, see the Outstanding Equity Awards at Fiscal Year-End table.

4.

The amounts shown in this column constitute payments made under the Company’s Annual Incentive Plan, or the AIP (which is a subplan of the 2016 PIP). At the outset of the year, the Compensation Committee set performance criteria that were used to determine whether and to what extent the NEOs received payments under the AIP. See Compensation Discussion and Analysis for further information on the 2018 payments.

5.

The amounts shown in this column include the aggregate of the increase, if any, in actuarial values of each of the named executive officer’s benefits under our Pension Plans and Supplemental Pension Plans. Each of our NEOs had a decrease in actuarial value in 2018 in the following amounts: Mr. Leib, $24,419; Mr. Juhase, $44,859; Mr. Gardella, $10,753; Ms. Reiners, $28,744 and Ms. Turner, $3,983.

6.

Amounts in this column include the value of the following perquisites provided to the NEOs in 2018: For Mr. Leib, corporate automobile allowance of $16,800; $1,850 paid to providers of personal tax/financial advice and a $3,599 premium paid by the company for supplemental disability insurance. The Company does not provide a tax gross-up on these benefits. The amounts in this column also include premiums paid by the Company for group term life insurance for each NEO, (the Company does not provide a tax gross-up) in the amount of $66. The amounts in the column also include contributions made by the Company on behalf of each of the NEOs to the Company’s Savings Plan in the amount of $1,733.

38	2019 PROXY STATEMENT

2018 GRANTS OF PLAN-BASED AWARDS

2018 GRANTS OF PLAN-BASED AWARDS

The following table shows additional information regarding: (i) the threshold, target and maximum level of annual cash incentive awards under the AIP for our NEOs for performance during 2018, as established by the Compensation Committee in February 2018 under the AIP and; (ii) RSUs, PSUs and options granted in March 2018 under the 2016 PIP, in each case to help retain the NEOs and focus their attention on building shareholder value.

Grants of Plan-Based Awards Table

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCKS OR UNITS(#)(3)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)(4)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(5)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

Daniel Leib	—	437,500	875,000	1,750,000	—	—	—	—	—	—	—
	3/2/2018	—	—	—	38,950	77,900	116,850	—	—	—	1,374,935
	3/2/2018	—	—	—	—	—	—	46,700	—	—	824,255
	3/2/2018	—	—	—	—	—	—	—	92,900	17.65	549,968
	3/2/2018	—	—	—	—	—	—	—	47,400	19.415	249,978

Thomas Juhase	3/2/2018	220,500	441,000	882,000	—	—	—	—	—	—	—
	3/2/2018	—	—	—	14,150	28,300	42,450	—	—	—	449,495
	3/2/2018	—	—	—	—	—	—	17,000	—	—	300,050
	3/2/2018	—	—	—	—	—	—	—	33,800	17.65	200,096

David Gardella	3/2/2018	205,000	410,000	820,000	—	—	—	—	—	—	—
	3/2/2018	—	—	—	14,150	28,300	42,450	—	—	—	449,495
	3/2/2018	—	—	—	—	—	—	17,000	—	—	300,050
	3/2/2018	—	—	—	—	—	—	—	33,800	17.65	200,096

Jennifer Reiners	3/2/2018	96,250	192,500	385,000	—	—	—	—	—	—	—
	3/2/2018	—	—	—	6,350	12,700	19,050	—	—	—	224,155
	3/2/2018	—	—	—	—	—	—	7,600	—	—	134,140
	3/2/2018	—	—	—	—	—	—	—	15,200	17.65	89,984

Kami Turner	3/2/2018	54,000	108,000	216,000	—	—	—	—	—	—	—
	3/2/2018	—	—	—	3,200	6,400	9,600	—	—	—	112,960
	3/2/2018	—	—	—	—	—	—	3,800	—	—	67,070
	3/2/2018	—	—	—	—	—	—	—	7,600	17.65	44,992

1.

Consists of potential payouts under the AIP for performance during 2018, calculated based on the NEO’s salary and bonus target as of December 31, 2018. In each case, the amount actually earned by each NEO is reported as Non-Equity Incentive Plan Compensation in the 2018 Summary Compensation Table. See Compensation Discussion and Analysis for further information on these payments.

2.

Consists of PSUs awarded under the 2016 PIP. The PSUs are subject to a performance targets based on achievement of cumulative free cash flow (weighted 50%) and cumulative net sales (weighted 50%) goals over a three year performance period beginning January 1, 2018 and ending December 31, 2020. The minimum performance level must be reached in order for the holder to be entitled to receive any shares. From 50% to 150% of the number of target PSUs granted may be earned depending upon performance versus specified target levels. The PSUs have no dividend or voting rights and are payable in shares of common stock of the Company upon vesting. See Compensation Discussion and Analysis for further information and Potential Payments Upon Termination or Change in Control.

3.

Consists of RSUs awarded under the 2016 PIP. Each RSU is equivalent to one share of Company common stock. The awards vest one-third on each of the first through third anniversaries of the grant date. The RSUs have no dividend or voting rights and are payable in shares of common stock of the Company upon vesting. See Potential Payments Upon Termination or Change in Control.

4.

Consists of stock options awarded under the 2016 PIP. The stock options vest one-fourth on each of the first through fourth anniversaries of the grant date and expire on the tenth anniversary of the grant date. See Potential Payments Upon Termination or Change in Control.

5.

Grant date fair value with respect to the PSUs and RSUs is determined in accordance with ASC Topic 718. Grant date fair value with respect to the options is determined using the Black-Scholes-Merton option pricing model to in accordance with ASC Topic 718. See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to ASC Topic 718. See Outstanding Equity Awards at Fiscal Year-End.

39

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

The table below shows (i) each grant of stock options of the Company that are unexercised and outstanding, (ii) the aggregate number of unvested RSUs and shares of unvested Company restricted stock awards that are no longer subject to performance conditions and (iii) the aggregate number of unvested PSUs and shares of unvested restricted stock awards that are subject to performance conditions, each of which are outstanding for the NEOs as of December  31, 2018.

Outstanding Equity Awards at Fiscal Year-End Table

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)(1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (#)(2)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(3)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(4)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(5)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(6)

Daniel Leib	17,700	53,100	22.35	3/2/2027	189,173	2,654,097	127,100	1,783,213
	0	92,900	17.65	3/2/2028
	0	47,400	19.415	3/2/2028

Thomas Juhase	4,825 0	14,475 33,800	22.35 17.65	3/2/2027 3/2/2028	50,742	711,910	41,700	585,051

David Gardella	4,825 0	14,475 33,800	22.35 17.65	3/2/2027 3/2/2028	49,169	689,841	41,700	585,051

Jennifer Reiners	2,575 0	7,725 15,200	22.35 17.65	3/2/2027 3/2/2028	20,133	282,466	19,900	279,197

Kami Turner	1,125 0	3,375 7,600	22.35 17.65	3/2/2027 3/2/2028	8,629	121,065	4,500	133,285

1.	Represents stock options awarded on March 2, 2017 under the 2016 PIP. The stock options vest one-fourth on each of the first through fourth anniversaries of the grant date.

2.	Represents stock options awarded on each of March 2, 2018 and March 2, 2017 under the 2016 PIP. The stock options vest one-fourth on each of the first through fourth anniversaries of the grant date.

3.

The following table provides information with respect to the vesting of each NEO’s outstanding unvested restricted stock awards no longer subject to performance conditions and RSUs over shares of Company common stock that are set forth in the above table.

VESTING DATE	DANIEL LEIB	THOMAS JUHASE	DAVID GARDELLA	JENNIFER REINERS	KAMI TURNER

3/2/2019	97,459	23,233	21,660	4,932	2,299

10/1/2019	44,178	11,707	11,707	7,732	2,762

3/2/2020	31,969	10,135	10,135	4,935	2,301

3/2/2021	15,567	5,667	5,667	2,534	1,267

4.	Assumes a closing price per share of $14.03 on December 31, 2018, the last trading day of the fiscal year.

5.

Represents performance based restricted stock awarded on March 2, 2017 under the 2016 PIP and PSUs awarded on March 2, 2018, assuming target performance achievement in the following amounts: Mr Leib, 49,200 and 77,900; Mr. Juhase, 13,400 and 28,300; Mr. Gardella, 13,400 and 28,300; Ms. Reiners, 7,200 and 12,700; and Ms. Turner, 3,100 and 6,400. The restricted stock and PSUs are subject to a performance targets based on achievement of cumulative free cash flow (weighted 70% and 50%, respectively) and cumulative net sales (weighted 30% and 50%, respectively) goals over a three year performance period beginning January 1, 2017 and ending December 31, 2019 and January 1, 2018 and ending December 31, 2020, respectively. The minimum target must be reached in order for the holder to be entitled to receive any shares at the end of the performance period. From 50% to 150% of the number of target restricted stock shares or PSUs, as applicable, may be earned depending upon performance versus specified target levels. After the performance period, the earned restricted stock shares will be released from restrictions and earned PSUs will be payable in shares or cash, in the Company’s discretion. The restricted stock shares were issued at 150% of target number and will be cut back based upon performance levels accordingly. Restricted stock awards accrue dividends which are payable only upon vesting. All shares or PSUs are forfeited if the performance target is not met. If employment terminates by reason of death or disability, a pro rata portion of the unvested portion of the shares of

40	2019 PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

restricted stock or PSUs, as applicable, shall vest and become payable, based on the target performance. If employment terminates other than for death or disability, the unvested portion of the restricted stock or PSUs will be forfeited. NEO employment agreements provide for accelerated vesting of equity awards under certain circumstances. See Potential Payments Upon Termination or Change in Control.

6.

Assumes target performance achievement of the performance restricted stock awards (100% payout of the target number of shares of restricted stock) and PSUs and a price per share of $14.03 on December 31, 2018, the last trading day of the fiscal year.

Option Exercises and Stock Vested Table

The following table shows information regarding the value of options exercised and restricted stock and restricted stock units which vested during 2018.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)(2)

Daniel Leib	N/A	N/A	87,008	1,525,089

Thomas Juhase	N/A	N/A	24,836	435,546

David Gardella	N/A	N/A	23,209	406,829

Jennifer Reiners	N/A	N/A	10,130	176,939

Kami Turner	N/A	N/A	3,794	66,301

1.

This column includes shares of Company common stock resulting from the vesting of Company RSUs that were issued to certain NEOs in connection with the conversion of RSUs granted by RRD in 2014 and 2015 and converted to Donnelley Financial RSUs subject to time-based vesting at the time of the Spin. The conversion of the 2014 RRD RSUs in connection with the Spin also resulted in the following number of RSUs of RRD and LSC, respectively: Mr. Leib, 3,333 and 1,250; Mr. Juhase, 1,669 and 626 and Mr. Gardella, 1,083 and 406, that vested on March 2, 2018.

2.	Value realized on vesting of Company RSUs is the fair market value on the date of vesting, based on the closing price of Company common stock as reported by the New York Stock Exchange.

PENSION BENEFITS

In connection with the Spin, the Company adopted defined benefit pension plans for Donnelley Financial employees, or the Donnelley Financial Qualified Retirement Plans, that are substantially similar to those maintained by RRD (including with respect to being frozen for future benefit accruals), and assets and liabilities of Donnelley Financial allocated employees and former employees were transferred to, and assumed by, such Donnelley Financial pension plans in accordance with applicable law and as set forth in the employee matters section of the Separation and Distribution Agreement executed in connection with the Spin.

Generally, effective December 31, 2011, RRD froze benefit accruals under all of its then existing Federal income tax qualified U.S. defined benefit pension plans, or collectively the RRD Qualified Retirement Plans, that were still open to accruals. Therefore, beginning January 1, 2012, participants generally ceased earning additional benefits under the RRD Qualified Retirement Plans. Thereafter, the RRD Qualified Retirement Plans were merged into one RRD Qualified Retirement Plan and generally no new participants will enter this plan. Before the RRD Qualified Retirement Plans were frozen, accrual rates varied based on age and service. Accruals for the plans were calculated using compensation that generally included salary and annual cash bonus awards. The amount of annual earnings that may be considered in calculating benefits under a qualified pension plan is limited by law. The RRD Qualified Retirement Plan was funded entirely by RRD, and the Donnelley Financial Qualified Retirement Plan is funded entirely by the Company, with contributions made to a trust fund from which the benefits of participants are paid.

The U.S. Internal Revenue Code places limitations on pensions that can be accrued under tax qualified plans. Prior to being frozen, to the extent an employee’s pension would have accrued under one of the RRD Qualified Retirement Plans if it were not for such limitations, the additional benefits were accrued under an unfunded supplemental pension plan, or the RRD SERP or the Donnelley Financial SERP, as applicable. Prior to a change in control of the Company, the Donnelley Financial SERP is unfunded and provides for payments to be made out of the Company’s general assets. Because the RRD Qualified Retirement Plans and, therefore the subsequent Donnelley Financial Qualified Retirement Plans, were frozen as of December 31, 2011, generally no additional benefits will accrue under the Donnelley Financial Qualified Retirement Plans or the related Donnelley Financial SERP.

41

PENSION BENEFITS

Some participants, including those that have a cash balance or pension equity benefit, can elect to receive either a life annuity or a lump sum amount upon termination. Other participants will receive their plan benefit in the form of a life annuity. Under a life annuity benefit, benefits are paid monthly after retirement for the life of the participant or, if the participant is married or chooses an optional benefit form, generally in a reduced amount for the lives of the participant and surviving spouse or other named survivor.

See Note 13 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating the present value of the current accrued benefit with respect to each NEO under the Donnelley Financial Qualified Retirement Plan and the Donnelley Financial SERP set forth in the table below.

2018 Pension Benefits Table

NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)(1)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR ($)

Daniel Leib	Pension Plan	7	93,748	—

	SERP	7	112,935	—

Thomas Juhase	Pension Plan	21	382,299	—

	SERP	21	585,369	—

David Gardella	Pension Plan	20	64,935	—

	SERP	20	8,545	—

Jennifer Reiners	Pension Plan	15	214,716	—

	SERP	15	15,032	—

Kami Turner	Pension Plan	3	21,208	—

	SERP	3	—	—

1.	The number of years of credited service was frozen effective December 31, 2011, when benefit accruals at RRD were frozen.

NONQUALIFIED DEFERRED COMPENSATION

In connection with the Spin, we adopted deferred compensation benefits for Company employees that are substantially similar to those maintained by RRD and assets and liabilities of Company allocated employees and the assets of certain former Donnelley Financial allocated employees were transferred to, and assumed by, such Company deferred compensation plans in accordance with applicable law and as set forth in the employee matters section of the Separation and Distribution Agreement. We determined not to offer eligible employees the opportunity to make deferrals for 2018 and will determine in our discretion whether to offer such deferral opportunities in later years. In addition, we maintain a number of now-frozen deferred compensation plans, which will remain frozen.

The 2018 Nonqualified Deferred Compensation table presents amounts deferred under our Deferred Compensation Plan.

Participants may defer up to 50% of base salary and 90% of annual incentive bonus payments under the Deferred Compensation Plan. Deferred amounts are credited with earnings or losses based on the rate of return of mutual funds selected by the executive, which the executive may change at any time. We do not make contributions to participants’ accounts under the Deferred Compensation Plan. Distributions generally are paid in a lump sum distribution on the latter of the first day of the year following the year in which the NEO’s employment with the Company terminates or the six-month anniversary of such termination unless the NEO elects that a distribution be made three years after a deferral under certain circumstances.

In addition to participating in the Deferred Compensation Plan, Mr. Juhase also participated in a now-frozen deferred compensation plan that was established for employees in RRD’s Financial Business Unit. The plan was frozen and no additional deferrals were allowed after March 1, 2009. Dollars in the plan are credited with interest only at the annual t-bill rate. Upon a separation from service from the Company without cause or for retirement, the balance of the participant’s deferred

42	2019 PROXY STATEMENT

NONQUALIFIED DEFERRED COMPENSATION

compensation account is distributed within the 60-day period beginning on the second anniversary of the separation from service. If the separation from service is due to death or disability, the balance of the deferred compensation account is distributed within 60 days of the event.

2018 Nonqualified Deferred Compensation Table

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)	REGISTRANT CONTRIBUTIONS IN LAST FY ($)	AGGREGATE EARNINGS IN LAST FY ($)(1)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE ($)

Daniel Leib
Deferred Compensation Plan	—	—	(3,345)	—	47,883

Thomas Juhase
Deferred Compensation Plan	—	—	(13,891)	—	336,396
Legacy Financial Business Unit Deferred Compensation Plan	—	—	10,259	—	470,294

David Gardella
Deferred Compensation Plan	—	—	—	—	—

Jennifer Reiners
Deferred Compensation Plan	—	—	17,267	—	261,294

Kami Turner
Deferred Compensation Plan	—	—	—	—	—

1.	Amounts in this column with respect to the Deferred Compensation Plan are not included in the 2018 Summary Compensation Table because the amounts do not reflect above-market earnings.

43

Potential Payments Upon Termination or Change in Control

This section describes the payments that would have been received by the NEOs upon termination of his or her employment at December 31, 2018. The amount of these payments would have depended upon the circumstances of their termination, which include termination by the Company without Cause, termination by Mr. Leib for Good Reason, other voluntary termination by the employee, death, disability, or termination without Cause or termination by the NEO for Good Reason following a Change in Control (each as defined in the applicable document) of the Company. Mr. Leib is party to an employment agreement (as amended by a side letter) with the Company and Mr. Juhase, Mr. Gardella, Ms. Reiners and Ms. Turner are subject to the Company’s Executive Severance Plan. The information in this section is based upon the employment arrangements as in effect as of December 31, 2018. This information is presented to illustrate the payments the NEOs would have received from the Company under the various termination scenarios. A description of the terms with respect to each of these types of terminations follows.

TERMINATION OTHER THAN AFTER A CHANGE IN CONTROL

Mr. Leib’s employment agreement and the Executive Severance Plan provide for payments of certain benefits, as described below, upon termination of employment both before and after a Change in Control (as defined in the 2016 PIP). The NEO’s rights upon a termination of his or her employment depend upon the circumstances of the termination. Central to an understanding of the rights of Mr. Leib under his employment agreement and each other NEO under the Executive Severance Plan is an understanding of the definition of ‘Cause’ and ‘Good Reason’ that is used in the agreement and the Executive Severance Plan, as applicable.

For purposes of Mr. Leib’s employment agreement and the Executive Severance Plan, we have Cause to terminate the NEO if the NEO has engaged in any of a list of specified activities, including refusing to substantially perform duties consistent with the scope and nature of his or her position or refusal or failure to attempt in good faith to follow the written direction of the chief executive officer, chief operating officer or the Board, as applicable, committing an act materially injurious (monetarily or otherwise) to us or our subsidiaries, commission of a felony or other actions specified in the definition.

For purposes of Mr. Leib’s employment agreement and the Executive Severance Plan, an NEO is generally said to have Good Reason to terminate his or her employment (and thereby gain access to the benefits described below) if we assign the applicable NEO duties that represent a material diminution of his or her duties or responsibilities, reduce his or her compensation or generally require that any NEO’s principal office be located more than seventy-five miles from his or her primary work location of employment or, in the case of Mr. Leib, materially breach his employment agreement.

Under Mr. Leib’s employment agreement, a termination by the Company without Cause or by Mr. Leib for Good Reason are generally referred to as a “Qualifying Termination.” Under the Executive Severance Plan, for the NEOs other than Mr. Leib (i) other than during the period which is three months prior to or two years following a Change in Control, or the CIC Termination Period, termination without Cause and (ii) during a CIC Termination Period, termination without Cause or termination by the NEO for Good Reason are referred to as a “Qualifying Termination.”

Mr. Leib’s employment agreement and the Executive Severance Plan require, as a precondition to the receipt of the benefits described below, that the NEO sign a standard form of release in which he or she waives all claims that he or she might have against us and certain associated individuals and entities. Mr. Leib’s employment agreement and the Executive Severance Plan also include noncompete and nonsolicit provisions that would apply for a period of one to two years, as set forth therein, following the NEO’s termination of employment.

The benefits to be provided to the NEO in each of those situations are described in the tables below, which assume that the termination had taken place on December 31, 2018.

TERMINATION AFTER A CHANGE IN CONTROL

None of our NEOs are entitled to tax gross-ups upon any termination, including after a Change in Control.

44	2019 PROXY STATEMENT

POTENTIAL PAYMENT OBLIGATIONS UNDER MR. LEIB’S EMPLOYMENT AGREEMENT OR THE EXECUTIVE SEVERANCE PLAN UPON TERMINATION OF EMPLOYMENT OF AN NEO OR UPON A CHANGE IN CONTROL

POTENTIAL PAYMENT OBLIGATIONS UNDER MR. LEIB’S EMPLOYMENT AGREEMENT OR THE EXECUTIVE SEVERANCE PLAN UPON TERMINATION OF EMPLOYMENT OF AN NEO OR UPON A CHANGE IN CONTROL

The following tables set forth our payment obligations under Mr. Leib’s employment agreement and the Executive Severance Plan under the circumstances specified upon a termination of the employment of our NEOs or upon a Change in Control. The tables do not include payments or benefits that do not discriminate in scope, terms or operation in favor of the NEOs and are generally available to all salaried employees, or pension or deferred compensation payments that are discussed in Pension Benefits and Nonqualified Deferred Compensation.

Unless otherwise noted, the descriptions of the payments below are applicable to all of the tables relating to potential payments upon termination, termination after a Change in Control or after a Change in Control.

Disability or Death—All NEOs are entitled to pension benefits upon death or disability according to the terms of the Company’s pension plan. Mr. Leib’s employment agreement provides that in the event of disability or death, in addition to payments under the Company’s disability benefits plan or life insurance program, as applicable and each as available to all salaried employees, Mr. Leib is entitled to benefits paid under a supplemental disability insurance policy or supplemental life insurance policy, as applicable, maintained by the Company for his benefit. Pursuant to the terms of the Company’s AIP, each NEO is also entitled to his or her pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid and as available to all salaried employees. Additionally, all unvested equity awards (other than PSUs or performance restricted stock which will vest pro rata) held by each NEO will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.

Equity Acceleration—Pursuant to the terms of his employment agreement, upon a Qualifying Termination, equity awards issued to Mr. Leib on or prior to December 31, 2019 are generally subject to the following treatment: (i) immediate vesting of all outstanding time-based equity awards, (ii) for a Qualifying Termination absent a Change in Control, performance-based equity will continue to vest and be paid after the end of the applicable performance period based on actual performance as though no Qualifying Termination had occurred, (iii) upon a Change in Control, performance-based equity will be deemed earned at target performance level but will continue to be subject to time-based vesting in accordance with the original performance period and (iv) upon a Qualifying Termination during the CIC Termination Period, performance-based equity will vest at target as of the date of the Qualifying Termination. For all equity awards issued to Mr. Leib on or following January 1, 2020, (i) upon a Change in Control, performance-based equity will be deemed earned at target performance level but will continue to be subject to time-based vesting in accordance with the original performance period and (ii) upon a Qualifying Termination during the CIC Termination Period, time-based equity awards will vest in full and performance-based equity will vest at target as of the date of the Qualifying Termination. In addition, upon a Qualifying Termination of Mr. Leib, any options that are or became exercisable upon such Qualifying Termination remain outstanding and exercisable for the full term of the option.

Each NEO, including Mr. Leib, is generally entitled to immediate vesting of all outstanding equity awards issued prior to January 1, 2017 upon a Change in Control (as defined in the applicable performance incentive plan) under the terms of such performance incentive plan. For equity awards issued after January 1, 2017, for NEOs other than Mr. Leib, pursuant to the Executive Severance Plan (or the applicable award agreement), (i) upon a Change in Control, performance-based equity will be deemed earned at target performance level but will continue to be subject to time-based vesting in accordance with the original performance period and (ii) upon a Qualifying Termination during the CIC Termination Period, all unvested equity awards will vest in full. For all NEOs, all unvested equity awards are forfeited in the event of resignation other than for Good Reason, if applicable, or termination for Cause. Treatment of equity upon death or disability is discussed above in Disability or Death.

Value of accelerated equity is the fair market value on the date of termination. For purposes of the tables, fair market value is the closing price on December 31, 2018 (the last trading day of the fiscal year) of $14.03.

Health Care Benefits—Mr. Leib’s employment agreement and the Executive Severance Plan generally provide that upon a Qualifying Termination, the Company will continue providing medical, dental, and vision coverage to the NEO that the NEO was eligible to receive immediately prior to such termination until the end date of an enumerated period following the NEO’s date of termination. For Mr. Leib, this period is 24 months; for all other NEOs, this period is 12 months absent a Change in Control and 18 months after a Change in Control, in each case after such resignation or termination. In the event of resignation other than for Good Reason, if applicable, or termination with Cause, the NEO is entitled to the same benefits as all other employees would be entitled to after termination. Benefits payable upon disability or death are described above in Disability or Death.

45

POTENTIAL PAYMENT OBLIGATIONS UNDER MR. LEIB’S EMPLOYMENT AGREEMENT OR THE EXECUTIVE SEVERANCE PLAN UPON TERMINATION OF EMPLOYMENT OF AN NEO OR UPON A CHANGE IN CONTROL

The tables below show estimates of the benefits potentially payable to each NEO, assuming that a termination or a Change in Control took place on December 31, 2018.

Mr. Leib, the Company’s president and chief executive officer, would be entitled to the following:

	RESIGNATION FOR GOOD REASON OR TERMINATION WITHOUT CAUSE ($)		RESIGNATION FOR OTHER THAN GOOD REASON OR TERMINATION WITH CAUSE ($)	RESIGNATION FOR GOOD REASON OR TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)		CHANGE IN CONTROL ($)		DISABILITY ($)		DEATH ($)

Cash:
Severance	3,150,000	(1)	0	3,937,500	(2)	0		—	(3)	—
Pro Rata Bonus	875,000	(4)	0	875,000	(4)	0		—	(5)	— (5)

Equity (6)(7):
Restricted Stock/RSUs	2,654,097	(8)	0	2,654,097	(8)	1,538,698	(9)	2,654,097	(10)	2,654,097 (10)
Performance Restricted Stock/PSUs	0	(11)	0	1,783,213	(12)	0	(13)	824,496	(14)	824,496 (14)

Benefits and Perquisites: (15)
Supplemental Disability Insurance	—		—	—		—		1,900,005	(16)	—

Total:	6,679,097		0	9,249,810		1,538,698		5,378,598		3,478,593

1.	Mr. Leib is entitled to 2x base salary and 2x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period.

2.

Mr. Leib is entitled to 2x base salary and 2x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period, and a lump sum payment equal to .5x the sum of his base salary and target bonus, paid on the 60th day following termination.

3.	Mr. Leib is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.

4.

Mr. Leib is entitled to a lump sum payment equal to his pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid. This bonus is reflected at target for purposes of this table.

5.

Pursuant to the terms of the AIP, Mr. Leib is entitled to his pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.

6.

Options are not included in this table as, to the extent options held by Mr. Leib would vest upon the enumerated scenario, the exercise price of the options is greater than the price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

7.	Assumes a price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

8.	All unvested time-based equity awards held by Mr. Leib will vest immediately upon a Qualifying Termination under the terms of his employment agreement.

9.

All unvested equity awards granted prior to January 1, 2017 held by Mr. Leib will vest immediately upon a Change in Control (as defined in the 2016 PIP in effect at the time of the grant). Unvested time-based equity awards granted after January 1, 2017 remain outstanding upon a Change in Control.

10.	All unvested time-based equity awards held by Mr. Leib will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.

11.

All unvested performance-based equity awards held by Mr. Leib will continue to vest and be paid after the end of the applicable performance period based on actual performance as though no Qualifying Termination had occurred under the terms of his employment agreement.

12.	All unvested performance-based equity awards held by Mr. Leib will vest at target as of the date of the Qualifying Termination after a Change in Control under the terms of his employment agreement.

13.	All unvested performance-based equity awards held by Mr. Leib will continue to vest and be paid after the end of the applicable performance period based on target performance upon a Change in Control.

14.

Per the terms of the award agreements, Mr. Leib’s performance restricted stock award granted in February 2017 and his PSU award granted in March 2018 will vest pro-rata based upon actual attainment of the performance condition as of the end of the Company’s last fiscal quarter ending immediately prior to the fiscal quarter in which the date of death or disability took place (reflected at target for purposes of this table).

15.	Except as disclosed, Mr. Leib receives the same benefits that are generally available to all salaried employees upon disability or death.

16.

Represents benefits payable under a supplemental disability insurance policy maintained by the Company for the benefit of Mr. Leib in excess of the amount generally available to all salaried employees.

46	2019 PROXY STATEMENT

POTENTIAL PAYMENT OBLIGATIONS UNDER MR. LEIB’S EMPLOYMENT AGREEMENT OR THE EXECUTIVE SEVERANCE PLAN UPON TERMINATION OF EMPLOYMENT OF AN NEO OR UPON A CHANGE IN CONTROL

Mr. Juhase, the Company’s chief operating officer, would be entitled to the following:

	TERMINATION WITHOUT CAUSE ($)		RESIGNATION OR TERMINATION WITH CAUSE ($)	RESIGNATION FOR GOOD REASON OR TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)		CHANGE IN CONTROL ($)		DISABILITY ($)		DEATH ($)

Cash:
Severance	1,323,000	(1)	0	1,323,000	(1)	0		—	(2)	—
Pro Rata Bonus	441,000	(3)	0	441,000	(3)	0		—	(4)	—	(4)
Deferred Cash Award	420,000	(5)	0	420,000	(6)	420,000	(6)	0	(7)	0	(7)

Equity (8)(9):
Restricted Stock/RSUs	0		0	711,910	(10)	348,056	(11)	711,910	(12)	711,910	(12)
Performance Restricted Stock/PSUs	0		0	585,051	(13)	—	(14)	257,684	(15)	257,684	(15)

Benefits and Perquisites: (16)
Post-Termination Health Care	961		0	1,422		0		—		—

Total:	2,184,961		0	3,482,383		768,056		969,594		969,594

1.

Mr. Juhase is entitled to 1.5x base salary and 1.5x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.

2.	Mr. Juhase is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.

3.

Mr. Juhase is entitled to a lump sum payment equal to his pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid under the terms of the Executive Severance Plan. This bonus is reflected at target for purposes of this table.

4.

Pursuant to the terms of the AIP, Mr. Juhase is entitled to his pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.

5.

The unvested portion of a cash retention award, or the 2016 Cash Retention Award, awarded in March 2016 and vesting on October 1, 2019, would vest and become payable in full upon termination without cause pursuant to the terms of the award agreement. The Company assumed Mr. Juhase’s 2016 Cash Retention Award from RRD as part of the Spin.

6.	The 2016 Cash Retention Award will vest immediately upon a Change in Control (as defined in the 2016 PIP in effect at the time of grant of the award) under the terms of the plan.

7.	The 2016 Cash Retention Award would be forfeited pursuant to the terms of the award.

8.

Options are not included in this table as, to the extent options held by Mr. Juhase would vest upon the enumerated scenario, the exercise price of the options is greater than the price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

9.	Assumes a price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

10.	All unvested time-based equity awards held by Mr. Juhase will vest immediately upon a Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.

11.

All unvested equity awards granted prior to January 1, 2017 held by Mr. Juhase will vest immediately upon a Change in Control (as defined in the 2016 PIP in effect at the time of the grant). Unvested time-based equity awards granted after January 1, 2017 remain outstanding upon a Change in Control.

12.	All unvested time-based equity awards held by Mr. Juhase will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.

13.

All unvested performance-based equity awards held by Mr. Juhase are deemed earned at target upon the Change in Control and vest in full as of the date of the Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.

14.

All unvested performance-based equity awards held by Mr. Juhase will continue to vest and be paid after the end of the applicable performance period based on target performance upon a Change in Control.

15.

Per the terms of the award agreements, Mr. Juhase’s performance restricted stock award granted in February 2017 and his PSUs granted in March 2018 will vest pro-rata based upon actual attainment of the performance condition as of the end of the Company’s last fiscal quarter ending immediately prior to the fiscal quarter in which the date of death or disability took place (reflected at target for purposes of this table).

16.	Except as disclosed, Mr. Juhase receives the same benefits that are generally available to all salaried employees upon disability or death.

47

POTENTIAL PAYMENT OBLIGATIONS UNDER MR. LEIB’S EMPLOYMENT AGREEMENT OR THE EXECUTIVE SEVERANCE PLAN UPON TERMINATION OF EMPLOYMENT OF AN NEO OR UPON A CHANGE IN CONTROL

Mr. Gardella, the Company’s chief financial officer, would be entitled to the following:

	TERMINATION WITHOUT CAUSE ($)		RESIGNATION OR TERMINATION WITH CAUSE ($)	RESIGNATION FOR GOOD REASON OR TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)		CHANGE IN CONTROL ($)		DISABILITY ($)		DEATH ($)

Cash:
Severance	820,000	(1)	0	1,230,000	(2)	0		—	(3)	—
Pro Rata Bonus	410,000	(4)	0	410,000	(4)	0		—	(5)	—	(5)

Equity (6)(7):
Restricted Stock/RSUs	0		0	689,841	(8)	325,987	(9)	689,841	(10)	689,841	(10)
Performance Restricted Stock/PSUs	0		0	585,051	(11)	—	(12)	257,684	(13)	257,684	(13)
Benefits and Perquisites: (14)
Post-Termination Health Care	8,647		0	12,971		0		—		—
Total:	1,238,647		0	2,927,863		325,987		947,525		947,525

1.

Mr. Gardella is entitled to 1x base salary and 1x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.

2.

Mr. Gardella is entitled to 1.5x base salary and 1.5x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.

3.	Mr. Gardella is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.

4.

Mr. Gardella is entitled to a lump sum payment equal to his pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid under the terms of the Executive Severance Plan. This bonus is reflected at target for purposes of this table.

5.

Pursuant to the terms of the AIP, Mr. Gardella is entitled to his pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.

6.

Options are not included in this table as, to the extent options held by Mr. Gardella would vest upon the enumerated scenario, the exercise price of the options is greater than the price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

7.	Assumes a price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

8.	All unvested time-based equity awards held by Mr. Gardella will vest immediately upon a Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.

9.

All unvested equity awards granted prior to January 1, 2017 held by Mr. Gardella will vest immediately upon a Change in Control (as defined in the 2016 PIP in effect at the time of the grant). Unvested time-based equity awards granted after January 1, 2017 remain outstanding upon a Change in Control.

10.	All unvested time-based equity awards held by Mr. Gardella will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.

11.

All unvested performance-based equity awards held by Mr. Gardella are deemed earned at target upon the Change in Control and vest in full as of the date of the Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.

12.

All unvested performance-based equity awards held by Mr. Gardella will continue to vest and be paid after the end of the applicable performance period based on target performance upon a Change in Control.

13.

Per the terms of the award agreements, Mr. Gardella’s performance restricted stock award granted in February 2017 and his PSUs granted in March 2018 will vest pro-rata based upon actual attainment of the performance condition as of the end of the Company’s last fiscal quarter ending immediately prior to the fiscal quarter in which the date of death or disability took place (reflected at target for purposes of this table).

14.	Except as disclosed, Mr. Gardella receives the same benefits that are generally available to all salaried employees upon disability or death.

48	2019 PROXY STATEMENT

POTENTIAL PAYMENT OBLIGATIONS UNDER MR. LEIB’S EMPLOYMENT AGREEMENT OR THE EXECUTIVE SEVERANCE PLAN UPON TERMINATION OF EMPLOYMENT OF AN NEO OR UPON A CHANGE IN CONTROL

Ms. Reiners, the Company’s general counsel, would be entitled to the following:

	TERMINATION WITHOUT CAUSE ($)		RESIGNATION OR TERMINATION WITH CAUSE ($)	RESIGNATION FOR GOOD REASON OR TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)		CHANGE IN CONTROL ($)		DISABILITY ($)		DEATH ($)

Cash:
Severance	542,500	(1)	0	813,750	(2)	0		—	(3)	—
Pro Rata Bonus	192,500	(4)	0	192,500	(4)	0		—	(5)	—	(5)
Deferred Cash Award	0		0	80,000	(6)	80,000	(6)	80,000	(7)	80,000	(7)

Equity (8)(9):
Restricted Stock/Restricted Stock Units	0		0	282,466	(10)	108,480	(11)	282,466	(12)	282,466	(12)
Performance Restricted Stock/PSUs	0		0	279,197	(13)	—	(14)	126,738	(15)	126,738	(15)

Benefits and Perquisites: (16)
Post-Termination Health Care	4,330		0	6,495		0		—		—

Total:	739,330		0	1,654,408		188,480		489,204		489,204

1.

Ms. Reiners is entitled to 1x base salary and 1x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.

2.

Ms. Reiners is entitled to 1.5x base salary and 1.5x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.

3.	Ms. Reiners is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.

4.

Ms. Reiners is entitled to a lump sum payment equal to her pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid under the terms of the Executive Severance Plan. This bonus is reflected at target for purposes of this table.

5.

Pursuant to the terms of the AIP, Ms. Reiners is entitled to her pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.

6.	A cash award granted in 2016 to Ms. Reiners will vest immediately upon a Change in Control (as defined in the 2016 PIP in effect at the time of grant of the award) under the terms of the plan.

7.	The full value of the cash award granted to Ms. Reiners in 2016 would vest and become payable upon death or disability pursuant to the terms of the award agreement.

8.

Options are not included in this table as, to the extent options held by Ms. Reiners would vest upon the enumerated scenario, the exercise price of the options is greater than the price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

9.	Assumes a price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

10.	All unvested time-based equity awards held by Ms. Reiners will vest immediately upon a Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.

11.

All unvested equity awards granted prior to January 1, 2017 held by Ms. Reiners will vest immediately upon a Change in Control (as defined in the 2016 PIP in effect at the time of the grant). Unvested time-based equity awards granted after January 1, 2017 remain outstanding upon a Change in Control.

12.	All unvested time-based equity awards held by Ms. Reiners will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.

13.

All unvested performance-based equity awards held by Ms. Reiners are deemed earned at target upon the Change in Control and vest in full as of the date of the Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.

14.

All unvested performance-based equity awards held by Ms. Reiners will continue to vest and be paid after the end of the applicable performance period based on target performance upon a Change in Control.

15.

Per the terms of the award agreements, Ms. Reiners’ performance restricted stock award granted in February 2017 and her PSUs granted in March 2018 will vest pro-rata based upon actual attainment of the performance condition as of the end of the Company’s last fiscal quarter ending immediately prior to the fiscal quarter in which the date of death or disability took place (reflected at target for purposes of this table).

16.	Except as disclosed, Ms. Reiners receives the same benefits that are generally available to all salaried employees upon disability or death.

49

POTENTIAL PAYMENT OBLIGATIONS UNDER MR. LEIB’S EMPLOYMENT AGREEMENT OR THE EXECUTIVE SEVERANCE PLAN UPON TERMINATION OF EMPLOYMENT OF AN NEO OR UPON A CHANGE IN CONTROL

Ms. Turner, the Company’s chief accounting officer, would be entitled to the following:

	TERMINATION WITHOUT CAUSE ($)		RESIGNATION OR TERMINATION WITH CAUSE ($)	RESIGNATION FOR GOOD REASON OR TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)		CHANGE IN CONTROL ($)		DISABILITY ($)		DEATH ($)

Cash:
Severance	378,000	(1)	0	567,000	(2)	0		—	(3)	—
Pro Rata Bonus	108,000	(4)	0	108,000	(4)	0		—	(5)	—	(5)
Deferred Cash Award	0		0	50,000	(6)	50,000	(6)	50,000	(7)	50,000	(7)

Equity (8)(9):
Restricted Stock/Restricted Stock Units	0		0	121,065	(10)	38,751	(11)	121,065	(12)	121,065	(12)
Performance Restricted Stock/PSUs	0		0	133,285	(13)	—	(14)	58,926	(15)	58,926	(15)
Benefits and Perquisites: (16)
Post-Termination Health Care	946		0	1,418		0		—		—

Total:	486,946		0	980,768		88,751		229,991		229,991

1.

Ms. Turner is entitled to 1x base salary and 1x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.

2.

Ms. Turner is entitled to 1.5x base salary and 1.5x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.

3.	Ms. Turner is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.

4.

Ms. Turner is entitled to a lump sum payment equal to her pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid under the terms of the Executive Severance Plan. This bonus is reflected at target for purposes of this table.

5.

Pursuant to the terms of the AIP, Ms. Turner is entitled to her pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.

6.	A cash award granted in 2016 to Ms. Turner will vest immediately upon a Change in Control (as defined in the 2016 PIP in effect at the time of grant of the award) under the terms of the plan.

7.	The full value of the cash award granted to Ms. Turner in 2016 would vest and become payable upon death or disability pursuant to the terms of the award agreement.

8.

Options are not included in this table as, to the extent options held by Ms. Turner would vest upon the enumerated scenario, the exercise price of the options is greater than the price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

9.	Assumes price per share of $14.03 on December 31, 2018 (the last trading day of the fiscal year).

10.	All unvested time-based equity awards held by Ms. Turner will vest immediately upon a Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.

11.

All unvested equity awards granted prior to January 1, 2017 held by Ms. Turner will vest immediately upon a Change in Control (as defined in the 2016 PIP in effect at the time of the grant). Unvested time-based equity awards granted after January 1, 2017 remain outstanding upon a Change in Control.

12.	All unvested time-based equity awards held by Ms. Turner will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.

13.

All unvested performance-based equity awards held by Ms. Turner are deemed earned at target upon the Change in Control and vest in full as of the date of the Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.

14.

All unvested performance-based equity awards held by Ms. Turner will continue to vest and be paid after the end of the applicable performance period based on target performance upon a Change in Control.

15.

Per the terms of the award agreements, Ms. Turner’s performance restricted stock award granted in February 2017 and her PSUs granted in March 2018 will vest pro-rata based upon actual attainment of the performance condition as of the end of the Company’s last fiscal quarter ending immediately prior to the fiscal quarter in which the date of death or disability took place (reflected at target for purposes of this table).

16.	Except as disclosed, Ms. Turner receives the same benefits that are generally available to all salaried employees upon disability or death.

50	2019 PROXY STATEMENT

Pay Ratio Disclosure

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of Mr. Leib, the Company’s Chief Executive Officer, to the annual total compensation of the employee identified at median of our Company (other than our CEO), or the Pay Ratio Disclosure.

For 2018, our last completed fiscal year:

•	the annual total compensation of our median employee was $64,806;
•	the annual total compensation of our CEO was $4,482,723; and
•	Based on this information, for 2018, the estimated ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 70 to 1.

To identify our median employee, we used the following methodology: We collected the cash compensation (base salary or base pay and bonus paid in 2018) data of all of our employees globally, whether employed on a full-time, part-time, temporary or seasonal basis, as of October 1, 2018. We applied an exchange rate as of October 1, 2018, to convert all international currencies into U.S. dollars. We used cash compensation as our consistently applied compensation measure to identify our median employee.

Using this methodology, we determined that the median employee was a non-exempt, full-time employee located in the

U.S. with annual total compensation of $64,806 for 2018, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (the same method used to determine our CEO’s 2018 annual total compensation in the Summary Compensation Table, with references made to “salary” deemed to refer to “wages plus overtime”, as the median employee is a non-salaried employee), which includes base pay, overtime pay, bonus and the Company’s matching contribution to that employee’s 401(k) plan, as well as the change in pension value during 2018 under the Company’s qualified Pension Plan.

The methodology for the 2018 analysis was changed to cash compensation from W-2 wages and international equivalent wages used in 2017 to reduce the administrative burden of collecting data across multiple countries and multiple payroll systems. Base salary or base pay and bonus are the primary forms of compensation delivered to all of our employees and the information is readily available across all of our locations. Having conducted the analysis using both methodologies over the past two years, we are confident that both methodologies produce substantially similar compensation for the identified median employee.

The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio reported by other companies.

51

Director Compensation

The Company’s Non-Employee Director Compensation Plan provides that annual compensation for non-employee directors consists of a cash retainer and an equity retainer. The Compensation Committee periodically reviews directors’ compensation and recommends changes as appropriate. Annual director compensation is paid as of the date of the annual meeting of stockholders, however, if any director joins the Board of Directors on a date other than the date of the annual meeting of stockholders, a pro-rata portion of each of the applicable cash retainer and equity retainer from the date joined to the next annual meeting date will be granted.

CASH RETAINER

The base cash retainer is equal to $80,000, and a director may also receive, as applicable, the following additional cash retainer amounts:

Chairman of the Board	$50,000

Chairman of the Audit Committee	$20,000

Chairman of the Compensation Committee	$20,000

Chairman of the Corporate Responsibility & Governance Committee	$15,000

In addition, any director serving on more than one committee shall also be entitled to an additional Cash Retainer of $5,000 for each additional committee service.

EQUITY RETAINER

The equity retainer is paid in the form of a grant of RSUs with a fair market value of $120,000. The Chairman of the Board will receive an additional equity retainer with a fair market value of $50,000. Fair market value is defined as the closing price of the Company’s common stock on the date of grant. Each RSU will vest and be payable in full in the form of common stock on the first anniversary of the grant date, provided that the RSUs will vest and be payable in full on the earlier of the date a director ceases to be a director and a Change in Control (as defined in the applicable performance incentive plan) if prior to the first anniversary of the grant date. Dividend equivalents on the RSUs will be deferred and credited with interest quarterly (at the same rate as five-year U.S. government bonds) and paid out in cash at the same time the corresponding portion of the RSU award becomes payable.

NON-EMPLOYEE DIRECTOR COMPENSATION

Directors who are our employees receive no additional fee for their service as a director. Non-employee directors receive compensation as described above.

52	2019 PROXY STATEMENT

2018 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

2018 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

NAME	FEES EARNED OR PAID IN CASH ($) (1)	STOCK AWARDS ($) (2)	ALL OTHER COMPENSATION ($)		TOTAL ($)

Luis Aguilar	95,000	120,000	0		215,000

Nanci Caldwell	80,000	120,000	0		200,000

Richard Crandall	130,000	170,000	6,302	(3)	306,302

Charles Drucker	80,000	120,000	0		200,000

Juliet Ellis (4)	49,315	73,973	0		123,288

Gary Greenfield	105,000	120,000	0		225,000

Lois Martin	100,000	120,000	0		220,000

1.	The amounts shown in this column constitute the base cash retainer plus any additional cash retainer for serving as chairperson of the board or committees as set forth above under Cash Retainer.

2.

The amounts shown in this column constitute the restricted stock units granted under the Company’s Amended and Restated 2016 PIP as payment of the non-employee director equity retainer calculated as set forth above under Equity Retainer. Grant date fair value with respect to the RSUs is determined in accordance with ASC Topic 718. See Note 14 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to ASC Topic 718. As of December 31, 2018, each director had outstanding the following aggregate number of RSUs: Mr. Aguilar, 7,421; Ms. Caldwell, 7,421; Mr. Crandall, 52,323 (includes all RRD RSUs converted into Company RSUs in connection with the Spin); Mr. Drucker, 7,421; Ms. Ellis, 4,626; Mr. Greenfield, 7,421 and Ms. Martin, 7,421).

3.	Includes interest accrued on dividend equivalents on restricted stock awards credited to Mr. Crandall’s account.

4.	Ms. Ellis joined the Board on October 11, 2018. All amounts reflect the pro-rata portion of the applicable retainer for 2018.

Director Stock Ownership Requirements

Each non-employee director must own and retain the lesser of the number of shares of common stock with a dollar value of $440,000 or 19,000 shares of common stock or certain equivalents. Non-employee directors are required to achieve that ownership level within five years of being named or elected as a director and progress must be made on an annual basis until the guideline is met. Each director and nominee for director is currently in compliance with his or her common stock ownership requirements.

53

Certain Transactions

The Company has a written policy relating to the approval or ratification of all transactions involving an amount in excess of $120,000 in which the Company is a participant and in which a related person has or will have a direct or indirect material interest, including without limitation, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships, subject to certain enumerated exclusions. Under the policy, such related person transactions must be approved or ratified by (i) the Corporate Responsibility & Governance Committee or (ii) if the Corporate Responsibility & Governance Committee determines that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board, such disinterested members of the Board, by a majority vote. Related persons include any of our directors, certain executive officers, certain of our stockholders and their immediate family members.

In considering whether to approve or ratify any related person transaction, the Corporate Responsibility & Governance Committee or such disinterested directors, as applicable, may consider all factors that they deem relevant to the transaction, including, but not limited to, the size of the transaction and the amount payable to or receivable from a related person; the nature of the interest of the related person in the transaction; whether the transaction may involve a conflict of interest; and whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

To identify related person transactions, at least once a year, all directors and executive officers of the Company are required to complete questionnaires seeking, among other things, disclosure with respect to such transactions of which such director or executive officer may be aware. In addition, each executive officer of the Company is required to advise the chairman of the Corporate Responsibility & Governance Committee of any related person transaction of which he or she becomes aware. The Company had no transactions with related persons involving an amount in excess of $120,000 in 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of the common stock of the Company, to file with the Securities and Exchange Commission reports of ownership of company securities and changes in reported ownership. Officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such forms furnished to the Company, or written representations from the reporting persons that no Form 5 was required, the Company believes that during 2018 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met in a timely matter.

54	2019 PROXY STATEMENT

Report of the Audit Committee

Management has the primary responsibility for preparing the Company’s financial statements in accordance with generally accepted accounting principles and for establishing and maintaining adequate internal financial controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles and the effectiveness of the Company’s internal controls over financial reporting.

The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm the Company’s audited financial statements as of and for the year ended December 31, 2018, as well as management’s assessment of the effectiveness of the Company’s internal controls over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s internal controls over financial reporting. The Audit Committee has discussed with the Company’s independent registered public accounting firm all matters required to be discussed by PCAOB AU 380 (Communications with Audit Committees), including its judgments as to the quality of the Company’s financial reporting.

The Audit Committee has received from the independent registered public accounting firm written disclosures and a letter as required by applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent registered public accounting firm its independence from management and the Company. In considering the independence of the Company’s independent registered public accounting firm, the Audit Committee took into consideration the amount and nature of the fees paid to the firm for non-audit services, as described below.

In reliance on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the year-end audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

The Audit Committee

Lois Martin, Chair

Juliet Ellis

Gary Greenfield

55

The Company’s Independent Registered Public Accounting Firm

FEES

Audit Fees—Deloitte & Touche LLP (Deloitte) was the Company’s independent registered public accounting firm for the years ended December 31, 2018 and 2017. Total fees paid to Deloitte for audit services rendered during 2018 were $2,068,000 and 2017 were $2,000,415.

Audit-Related Fees—Total fees paid to Deloitte for audit-related services rendered during 2018 were $325,000 and 2017 were $209,000. Audit-related fees in 2018 and in 2017 reflect fees charged for assurance and related services that are reasonably related to the performance of the audit of our financial statements. These services primarily included IT attestation services and acquisition due diligence services.

Tax Fees—No fees were paid to Deloitte for tax services rendered during 2018 or 2017.

All Other Fees—No other fees were paid to Deloitte for any other services rendered during 2018 or 2017.

Audit Committee Pre-Approval Policy—The Audit Committee has policies and procedures that require the approval by the Audit

Committee of all services performed by, and as necessary, fees paid to the Company’s independent registered public accounting firm. The Audit Committee approves the proposed services, including the scope of services contemplated and the related fees, associated with the current year audit. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee. The Audit Committee pre-approves, up to an aggregate dollar amount and individual dollar amount per engagement, certain permitted non-audit services anticipated to be provided by the Company’s independent registered public accounting firm. In the event permitted non-audit service amounts exceed the thresholds established by the pre-approval policy, the Audit Committee must specifically approve such excess amounts. The Audit Committee chairman has the authority to approve any services outside the specific pre-approved non-audit services and must report any such approval at the next meeting of the Audit Committee.

Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided, as noted above, were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described above.

56	2019 PROXY STATEMENT

Submitting Stockholder Proposals and Nominations for 2020 Annual Meeting

Any proposals that stockholders wish to present at the 2020 Annual Meeting must be received by December 14, 2019 in order to be considered for inclusion in the Company’s proxy materials. The 2020 Annual Meeting is currently scheduled to be held on May 28, 2020.

A stockholder wishing to nominate a candidate for election to the Board, or make a proposal at the 2020 Annual Meeting that will not be considered for inclusion in the Company’s proxy materials, is required to give appropriate written notice to the Secretary of the Company, which must be received by the Company between 90 to 120 days before May 30, 2020, the first anniversary of the 2019 Annual Meeting (January 31 to March 1, 2020). If the meeting date for the 2020 Annual Meeting is later scheduled to be on a day more than 30 days prior to or 30 days later than May 30, 2020, stockholders are allowed to submit a notice of nomination or proposal any time before the later of 1) 90 days before the meeting or 2) the tenth day following notice of the annual meeting.

A nomination or proposal that does not supply adequate information about the nominee or proposal and the stockholder making the nomination or proposal will be disregarded. All proposals or nominations should be addressed to: Secretary, Donnelley Financial Solutions, Inc., 35 West Wacker Drive, Chicago, Illinois 60601.

Discretionary Voting of Proxies on Other Matters

The Company’s management does not currently intend to bring any proposals to the 2019 Annual Meeting other than the election of directors, the advisory vote to approve executive compensation, approval of the Amendment to the Amended and Restated 2016 Performance Incentive Plan and ratification of the auditors and does not expect any stockholder proposals. If new proposals requiring a vote of the stockholders are brought before the meeting in a proper manner, the persons named in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

By order of the Board of Directors

Jennifer B. Reiners, Secretary

Chicago, Illinois, April 22, 2019

57

Appendix A

AMENDMENT TO THE

DONNELLEY FINANCIAL SOLUTIONS, INC.

AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

THIS AMENDMENT TO THE DONNELLEY FINANCIAL SOLUTIONS, INC. AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN (this “Amendment”), is made and adopted as of April 17, 2019, by the Board of Directors (the “Board”) of Donnelley Financial Solutions, Inc. (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Donnelley Financial Solutions, Inc. Amended and Restated 2016 Performance Incentive Plan (the “Plan”).

1.	Subject to obtaining the approval of the Company’s stockholders, Section 3 of the Plan is hereby amended and replaced in its entirety as follows:

“3. Limitation on Shares to be Issued. Subject to adjustment as provided in Section 5 of this Article I, 3,432,915 shares of common stock shall be available under the Plan, reduced by the aggregate number of shares of common stock which become subject to outstanding bonus awards, stock options, SARs which are not granted in tandem with or by reference to a stock option (“free-standing SARs”), restricted stock awards and stock unit awards. Shares subject to a grant or award under the Plan (including shares awarded under the Plan prior to the date of this amendment and restatement) which are not issued or delivered, by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or the settlement of the grant or award in cash shall again be available for future grants and awards under the Plan; provided, however, that for purposes of this sentence, stock options and SARs granted in tandem with or by reference to a stock option granted prior to the grant of such SARs (“tandem SARs”) shall be treated as one grant. Shares tendered or withheld upon exercise of an option, vesting of restricted stock or stock units, settlement of an SAR or upon any other event to pay exercise price or tax withholding, or shares purchased by the Company using the proceeds of the exercise a stock option, shall not be available for future issuance under the Plan. In addition, upon exercise of an SAR, the total number of shares remaining available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised.”

2.	This Amendment will become effective and incorporated into the Plan on the date of approval by the Company’s stockholders.

3.	Except as expressly set forth herein, the Plan shall remain in full force and effect.

A-1

Appendix B

DONNELLEY FINANCIAL SOLUTIONS, INC.

2016 PERFORMANCE INCENTIVE PLAN

(as amended and restated, effective May 18, 2017)

I. General

1. Plan. To provide incentives to officers, other employees and other persons providing services to Donnelley Financial Solutions, Inc. (the “Company”) through rewards based upon the ownership or performance of the common stock, par value $0.01 per share, of the Company (“common stock”) or other performance measures, the Committee hereinafter designated may grant cash or bonus awards, stock options, stock appreciation rights (“SARs”), restricted stock, stock units or combinations thereof, to eligible participants, on the terms and subject to the conditions stated in this Amended and Restated 2016 Performance Incentive Plan (the “Plan”). This Plan (i) replaces the Existing Company Plans for awards granted on or after the Effective Date and (ii) amends and restates the Company’s 2016 Performance Incentive Plan in its entirety effective as of the Effective Date. In addition, to provide incentives to members of the Board of Directors (the “Board”) who are not employees of the Company (“non-employee directors”), such non-employee directors are eligible to receive awards as set forth in Article V of the Plan. For purposes of the Plan, references to employment by or service to the Company also means employment by or service to a direct or indirect majority-owned subsidiary of the Company and employment by or service to any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest. Capitalized terms not defined herein shall have the meanings specified in the applicable award agreement.

2. Eligibility. Officers and other employees of, and other persons providing services to the Company (“participants”) shall be eligible, upon selection by the Committee, to receive cash or bonus awards, stock options, SARs, restricted stock and stock units, either singly or in combination, as the Committee, in its discretion, shall determine. In addition, non-employee directors shall receive awards on the terms and subject to the conditions stated in the Plan.

3. Limitation on Shares to be Issued. Subject to adjustment as provided in Section 5 of this Article I, 3,500,000 shares of common stock shall be available under the Plan, reduced by the aggregate number of shares of common stock which become subject to outstanding bonus awards, stock options, SARs which are not granted in tandem with or by reference to a stock option (“free-standing SARs”), restricted stock awards and stock unit awards. Shares subject to a grant or award under the Plan (including shares awarded under the Plan prior to the date of this amendment and restatement) which are not issued or delivered, by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or the settlement of the grant or award in cash shall again be available for future grants and awards under the Plan; provided, however, that for purposes of this sentence, stock options and SARs granted in tandem with or by reference to a stock option granted prior to the grant of such SARs (“tandem SARs”) shall be treated as one grant. Shares tendered or withheld upon exercise of an option, vesting of restricted stock or stock units, settlement of an SAR or upon any other event to pay exercise price or tax withholding, or shares purchased by the Company using the proceeds of the exercise a stock option, shall not be available for future issuance under the Plan. In addition, upon exercise of an SAR, the total number of shares remaining available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised.

For the purpose of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder, the maximum number of shares of common stock with respect to which options or SARs or a combination thereof may be granted during any calendar year to any person shall be 1,500,000, subject to adjustment as provided in Section 5 of this Article I; provided, however, that for purposes of this sentence, stock options and tandem SARs shall be treated as one grant. If the Plan becomes effective, no new grants shall be made under any equity plan of the Company that is in effect as of the date immediately prior to the date of stockholder approval of the Plan (the “Existing Company Plans”) and all such Existing Company Plans shall be terminated, provided, however, that such termination shall have no effect on any outstanding awards granted under any Existing Company Plan.

Shares of common stock to be issued may be treasury shares reacquired by the Company or authorized and unissued shares, or a combination of both.

4. Administration of the Plan. The Plan shall be administered by a Committee designated by the Board (the “Committee”), provided that the Board may designate a separate committee, also meeting the requirements set forth in the following sentence, to administer

B-1

APPENDIX B

Article V hereof. Each member of the Committee shall be a director that the Board has determined to be (i) an “outside director” within the meaning of Section 162(m) of the Code, (ii) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) “independent” within the meaning of the rules of the principal stock exchange on which the common stock is traded. The Committee shall, subject to the terms of the Plan, select eligible participants for grants and awards; determine the form of each grant and award, either as cash, bonus awards, stock options, SARs, restricted stock awards, stock unit awards or a combination thereof; and determine the number of shares or units subject to the grant or award, the fair market value of the common stock or units when necessary, the timing and conditions of vesting, exercise or settlement, whether dividends or dividend equivalents accrue under any award, and all other terms and conditions of each grant and award, including, without limitation, the form of instrument evidencing the grant or award. Notwithstanding the foregoing and subject to Article V, all stock option awards, SARs, restricted stock awards and stock unit awards shall have a minimum vesting period of at least one year from the date of grant; provided, however, that the Committee may provide for early vesting upon the death, permanent and total disability, retirement or involuntary termination of service of the award recipient. Notwithstanding the foregoing, up to 5% of the shares available for grant under the Plan may be granted with a minimum vesting schedule that is shorter than that mandated in this Section 4 of Article I. The Committee may establish rules and regulations for the administration of the Plan, interpret the Plan, and impose, incidental to a grant or award, conditions with respect to competitive employment or other activities not inconsistent with the Plan. All such rules, regulations, interpretations and conditions shall be conclusive and binding on all parties. Notwithstanding anything in this Plan to the contrary and subject to Section 5 of this Article I, to the extent required by the New York Stock Exchange, or any other stock exchange on which shares of Common Stock are traded, the Committee will not amend, replace, cancel or surrender in exchange for cash or other consideration (in each case that has the effect of reducing the exercise price) any previously granted option or SAR in a transaction that constitutes a repricing, without the approval of the stockholders of the Company.

Each grant and award shall be evidenced by a written instrument and no grant or award shall be valid until an agreement is executed by the Company and such grant or award shall be effective as of the effective date set forth in the agreement. The Committee may delegate some or all of its power and authority hereunder to the chief executive officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the selection for participation in the Plan of (A) a person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period a grant or award hereunder to such participant would be outstanding, (B) an officer or other person subject to Section 16 of the Exchange Act or (C) a person who is not an employee of the Company or (ii) decisions concerning the time, pricing or amount of a grant or award to a participant, officer or other person described in clause (i) above. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

5. Adjustments. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event affecting the Company or its common stock, or any distribution to holders of the Company’s common stock other than a regular cash dividend, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to such transaction) available under the Plan, the specific share limitations otherwise set forth in the Plan, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to such transaction) subject to each outstanding bonus award, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to such transaction) subject to each outstanding stock option and the purchase price per security and the terms of each outstanding SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding stock options and SARs without an increase in the aggregate purchase price or base price. For purposes of the Plan, the fair market value of the common stock on a specified date shall be the closing market price of the common stock on such date, or, if no such trading in the common stock occurred on such date, then on the next preceding date when such trading occurred, or as otherwise determined by the Committee.

B-2	2019 PROXY STATEMENT

APPENDIX B

6. Effective Date and Term of Plan. The Plan shall be submitted to the stockholders of the Company for approval at the next meeting of stockholders held following the Board’s adoption of the Plan and, if approved, shall become effective on the date of such stockholder approval (the “Effective Date”). The Plan shall terminate on the date on which shares are no longer available for grants or awards under the Plan, unless terminated prior thereto by action of the Board; provided, however that if the Plan itself has not previously terminated, Section 1 of Article V shall terminate on the date that is ten years from the date of stockholder approval of the Plan. No further grants or awards shall be made under the Plan after termination, but termination shall not affect the rights of any participant under any grants or awards made prior to termination.

7. Amendments. The Plan may be amended or terminated by the Board in any respect except that no amendment may be made without stockholder approval if stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code, or such amendment would increase (subject to Section 5 of this Article I) the number of shares available under the Plan or would amend the prohibition on repricing of awards set forth in Section 4 of this Article I or otherwise permit the repricing of awards granted hereunder. No amendment may impair the rights of a holder of an outstanding grant or award without the consent of such holder.

8. Indemnification. No member of the Committee or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:

(a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any award agreement, in each case, in good faith and

(b) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s articles of incorporation or bylaws, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

II. Bonus Awards

1. Form of Award. Bonus awards, whether performance awards or fixed awards, may be made to eligible participants in the form of (i) cash, whether in an absolute amount or as a percentage of compensation, (ii) stock units, each of which is substantially the equivalent of a share of common stock but for the power to vote and, if the Committee so determines, in its sole discretion, the entitlement to an amount equal to dividends or other distributions otherwise payable on a like number of shares of common stock, (iii) shares of common stock issued to the participant but forfeitable and with restrictions on transfer in any form as hereinafter provided or (iv) any combination of the foregoing.

2. Performance Awards. (a) Awards may be made in terms of a stated potential maximum dollar amount, percentage of compensation or number of units or shares, with such actual amount, percentage or number to be determined by reference to the level of achievement of corporate, sector, business unit, division, individual or other specific performance goals over a performance period of not less than one nor more than ten years, as determined by the Committee.

B-3

APPENDIX B

(b) Performance awards will be determined based on the attainment of written objective performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if the performance period is less than one year, the number of days which is equal to 25% of the relevant performance period. At the same time as the performance goals are established, the Committee will prescribe a formula to determine the amount of the performance award that may be payable based upon the level of attainment of the performance goals during the performance period.

(c) Following the completion of each performance period, the Committee will have the sole discretion to determine whether the applicable performance goals, including the corporate financial target under the Company’s Annual Incentive Plan, have been met with respect to a given grantee and, if they have, will so certify in writing and ascertain the amount of the applicable performance award. No performance award will be paid for such performance period until such certification is made by the Committee. The amount of the performance award actually paid to a given grantee may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the performance award determined by the Committee for a performance period will be paid to the grantee at such time as determined by the Committee in its sole discretion after the end of such performance period.

(d) In no event shall any participant receive a payment with respect to any performance award if the minimum threshold performance goals requirement applicable to the payment is not achieved during the performance period.

(e) If the Committee desires that compensation payable pursuant to performance awards be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, then with respect to such performance awards, for any calendar year (i) the maximum compensation payable pursuant to any such performance awards granted during such year, to the extent payment thereunder is determined by reference to shares of common stock (or the fair market value thereof), shall not exceed 900,000 shares of common stock (or the fair market value thereof), subject to adjustment as set forth in Section 5 of Article I, and (ii) the maximum compensation payable pursuant to any such performance awards granted during such year, to the extent payment is not determined by reference to shares of common stock, shall not exceed $9,000,000.

(f) The Committee may provide in any agreement evidencing a performance award under the Plan that the Committee shall retain sole discretion to reduce the amount of or eliminate any payment otherwise payable to a participant with respect to any performance award. If so provided in any agreement evidencing a performance award, the Committee may exercise such discretion by establishing conditions for payments in addition to the performance goals, including the achievement of financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate.

(g) For purposes of the Plan, “performance goals” means the objectives established by the Committee which shall be satisfied or met during the applicable performance period as a condition to a participant’s receipt of all or a part of a performance-based award under the Plan. The performance goals shall be tied to one or more of the following business criteria, determined with respect to the Company or the applicable sector, business unit or division: net sales; cost of sales; gross profit; earnings from operations; earnings before interest, taxes, depreciation and amortization; earnings before income taxes; earnings before interest and taxes; cash flow measures; return on equity; return on assets; return on net assets employed; return on capital; working capital; leverage ratio; stock price measures; enterprise value; safety measures; net income per common share (basic or diluted); EVA™ (Economic Value Added, which represents the cash operating earnings of the Company after deducting a charge for capital employed); cost reduction objectives or, in the case of awards not intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, any other similar criteria established by the Plan Committee for the applicable performance period. The Committee may provide in any agreement evidencing a performance award under the Plan that the Committee shall amend or adjust the performance goals or other terms or conditions of an outstanding award in recognition of unusual or nonrecurring events. If the Committee desires that compensation payable pursuant to any award subject to performance goals be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the performance goals (i) shall be established by the Committee no later than 90 days after the beginning of the applicable performance period (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such performance goals be stated in terms of an objective formula or standard.

3. Fixed Awards. Awards may be made which are not contingent on the achievement of specific objectives, but are contingent on the participant’s continuing in the Company’s employ for a period specified in the award.

B-4	2019 PROXY STATEMENT

APPENDIX B

4. Rights with Respect to Restricted Shares. If shares of restricted common stock are subject to an award, the participant shall have the right, unless and until such award is forfeited or unless otherwise determined by the Committee at the time of grant, to vote the shares and to receive dividends thereon from the date of grant and the right to participate in any capital adjustment applicable to all holders of common stock; provided, however, that (i)distributions with respect to shares of common stock and (ii) regular cash dividends with respect to shares of restricted common stock, in each case, whether subject to time-based or performance-based vesting conditions, shall be deposited with the Company and shall be subject to the same restrictions as the shares of restricted common stock with respect to which any such distribution or dividend was made.

During the restriction period, the shares subject to a restricted stock award shall be held in book entry form, with the restrictions, terms and conditions duly noted, or alternatively a certificate or certificates representing restricted shares shall be registered in the holder’s name or the name of a nominee of the Company and may bear a legend, in addition to any legend which may be required under applicable laws, rules or regulations, indicating that the ownership of the shares of common stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the agreement relating to the shares of restricted common stock. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of common stock subject to the award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period, including, if applicable, the satisfaction or achievement of applicable objectives, and subject to the Company’s right to require payment of any taxes, the requisite number of shares of common stock shall be delivered to the holder of such award.

5. Rights with Respect to Stock Units. If stock units are credited to a participant pursuant to an award, then, except as otherwise provided by the Committee in its sole discretion, amounts equal to dividends and other distributions otherwise payable on a like number of shares of common stock after the crediting of the units (unless the record date for such dividends or other distributions precedes the date of grant of such award) shall be credited to a notional account for the participant and shall be subject to the same vesting conditions as the related stock unit award and interest may be credited on the account at a rate determined by the Committee. The Committee may grant awards of stock units in such amounts and subject to such terms and conditions as the Committee may determine. A grantee of a stock unit will have only the rights of a general unsecured creditor of the Company, until delivery of shares, cash or other securities or property is made as specified in the applicable award agreement. On the delivery date specified in the award agreement, the grantee of each stock unit not previously forfeited or terminated will receive one share of common stock, cash or other securities or property equal in value to a share of common stock or a combination thereof, as specified by the Committee.

6. Events Upon Vesting. At the time of vesting of an award made pursuant to this Article II, (i) the award (and any dividend equivalents, other distributions and interest which have been credited), if in units, shall be paid to the participant either in shares of common stock equal to the number of units, in cash equal to the fair market value of such shares, or in such combination thereof as the Committee shall determine, (ii) the award, if a cash bonus award, shall be paid to the participant either in cash, or in shares of common stock with a then fair market value equal to the amount of such award, or in such combination thereof as the Committee shall determine and (iii) shares of restricted common stock issued pursuant to an award shall be released from the restrictions.

III. Stock Options

1. Options for Eligible Participants. Options to purchase shares of common stock may be granted to such eligible participants as may be selected by the Committee. These options may, but need not, constitute “incentive stock options” under Section 422 of the Code. To the extent that the aggregate fair market value (determined as of the date of grant) of shares of common stock with respect to which options designated as incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan or any other plan of the Company, or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall not constitute incentive stock options. No incentive stock options may be granted under the Plan after the earlier of the tenth anniversary of (a) the date the Plan is approved by the Board or (b) the effective date of the Plan.

2. Number of Shares and Purchase Price. The number of shares of common stock subject to an option and the purchase price per share of common stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of common stock shall not be less than 100% of the fair market value of a share of common stock on the date of

B-5

APPENDIX B

grant of the option; provided, further, that if an incentive stock option shall be granted to any person who, on the date of grant of such option, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a “Ten Percent Holder”), the purchase price per share of common stock shall be the price (currently 110% of fair market value) required by the Code in order to constitute an incentive stock option.

3. Exercise of Options. The period during which options granted hereunder may be exercised shall be determined by the Committee; provided, however, that no stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercisable more than five years after its date of grant. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of common stock.

An option may be exercised (i) by giving written notice to the Company (or following other procedures designated by the Company) specifying the number of whole shares of common stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) in previously owned whole shares of common stock (for which the optionee has good title free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock that would otherwise be delivered having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, (E) to the extent expressly authorized by the Committee, via a cashless exercise arrangement with the Company or (F) a combination of (A) and (B), (ii) if applicable, by surrendering to the Company any SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have the sole discretion to disapprove of an election pursuant to clause (D). Any fraction of a share of common stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of common stock shall be delivered until the full purchase price therefor has been paid.

4. No Dividend Equivalent Rights. No dividend equivalents shall be paid or shall accrue with respect to any shares of common stock subject to an option.

IV. Stock Appreciation Rights

1. Grants. Free-standing SARs entitling the grantee to receive cash or shares of common stock having a fair market value equal to the appreciation in market value of a stated number of shares of common stock from the date of grant to the date of exercise of such SARs, or in the case of tandem SARs, from the date of grant of the related stock option to the date of exercise of such tandem SARs, may be granted to such participants as may be selected by the Committee. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. Tandem SARs shall be automatically canceled upon exercise of the related stock option.

2. Number of SARs and Base Price. The number of SARs subject to a grant shall be determined by the Committee. Any tandem SAR related to an incentive stock option shall be granted at the same time that such incentive stock option is granted. The base price of a tandem SAR shall be the purchase price per share of common stock of the related option. The base price of a free-standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the fair market value of a share of common stock on the date of grant of such SAR.

3. Exercise of SARs. The agreement relating to a grant of SARs may specify whether such grant shall be settled in shares of common stock (including restricted shares of common stock) or cash or a combination thereof. Upon exercise of an SAR, the grantee shall be paid the excess of the then fair market value of the number of shares of common stock to which the SAR relates over the base price of the SAR. Such excess shall be paid in cash or in shares of common stock having a fair market value equal to such excess or in such combination thereof as the Committee shall determine. The period during which SARs granted hereunder may be exercised shall be determined by the Committee; provided, however, no SAR shall be exercised later than ten years after the date of its grant; and provided, further, that no tandem SAR shall be exercised if the related option has expired or has been canceled or forfeited or has otherwise terminated. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR.

B-6	2019 PROXY STATEMENT

APPENDIX B

The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a tandem SAR, only with respect to whole shares of common stock and, in the case of a free-standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for restricted shares of common stock, the restricted shares shall be issued in accordance with Section 4 of Article II and the holder of such restricted shares shall have such rights of a stockholder of the Company as determined pursuant to such Section. Prior to the exercise of an SAR for shares of common stock, including restricted shares, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of common stock subject to such SAR.

A tandem SAR may be exercised (i) by giving written notice to the Company (or following other procedures designated by the Company) specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of such SAR and (iii) by executing such documents as the Company may reasonably request. A free-standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

4. No Dividend Equivalent Rights. No dividend equivalents shall be paid or shall accrue with respect to any shares of common stock subject to a SAR.

V. Awards to Non-Employee Directors

1. Annual Grants to Non-Employee Directors. On the date of the Company’s 2017 annual meeting of stockholders, and on the date of each subsequent annual meeting prior to the termination of this Section 1, the Company shall make an award under the Plan to each individual who is, immediately following such annual meeting, a non-employee director. Awards granted pursuant to this Section 1 of Article V shall be in the form of stock options, restricted stock, stock units or SARs. The form of such awards, and the number of shares subject to each such award, shall be determined by a committee meeting the requirements for the Committee described above in Section 4 of Article I in the exercise of its sole discretion. Notwithstanding anything to the contrary set forth elsewhere in the Plan, an award granted to a non-employee director pursuant to this Section 1 of Article V shall have a minimum vesting period of one year from the date of grant and is subject to the limits on compensation in Section 3 of this Article V.

2. Elective Options for Non-Employee Directors. Each non-employee director may from time to time elect, in accordance with procedures to be specified by the Committee, to receive in lieu of all or part of any annual base cash retainer fee for services as a director of the Company, any fees for attendance at meetings of the Board or any committee of the Board and any fees for serving as a member or chairman of any committee of the Board that would otherwise be payable to such non-employee director (“Fees”), an option to purchase shares of common stock, which option shall have a value (as determined in accordance with the Black-Scholes stock option valuation method) as of the date of grant of such option equal to the amount of such Fees and which shall be subject to all of the terms and conditions set forth in Article III of the Plan. Notwithstanding anything to the contrary set forth elsewhere in the Plan, an option granted to a non-employee director pursuant to this Section 2 of Article V shall become exercisable in full on the first anniversary of the date of grant.

3. Limits on Compensation to Non-Employee Directors. No non-employee director of the Company may be granted or paid (in any calendar year) compensation with a value in excess of $500,000, with the value of any equity-based awards based on the accounting grant date value of such award.

VI. Other

1. Non-Transferability of Options and Stock Appreciation Rights. No option or SAR shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in the agreement relating to such option or SAR. Each option or SAR may be exercised during the participant’s lifetime only by the participant or the participant’s guardian, legal representative or similar person or the permitted transferee of the participant. Except as permitted by the second preceding sentence, no option or SAR may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option or SAR, such award and all rights thereunder shall immediately become null and void.

B-7

APPENDIX B

2. Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of common stock or the payment of any cash pursuant to a grant or award hereunder, payment by the holder thereof of any federal, state, local or other taxes which may be required to be withheld or paid in connection therewith. An agreement may provide that (i) the Company shall withhold whole shares of common stock which would otherwise be delivered to a holder, having an aggregate fair market value determined as of the date the obligation to withhold or pay taxes arises in connection therewith (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of common stock (which the holder has held for at least six months prior to the delivery of such shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate fair market value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having an aggregate fair market value determined as of the Tax Date or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such liability, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C); provided, however, that the Committee shall have sole discretion to disapprove of an election involving clause (D). An agreement relating to a grant or award hereunder may not provide for shares of common stock to be withheld having an aggregate fair market value in excess of the minimum amount of taxes required to be withheld. Any fraction of a share of common stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

3. Acceleration Upon Change in Control. If while (i) any performance award or fixed award granted under Article II is outstanding, (ii) any stock option granted under Article III of the Plan or SAR granted under Article IV of the Plan is outstanding or (iii) any award made to non-employee directors pursuant to Article V (“nonemployee director awards”) is outstanding:

(a) any “person,” as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof (but not including (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) (hereinafter a “Person”) is or becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, excluding an acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(b) during any period of two (2) consecutive years beginning on the date that stockholders approve the Plan, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into any agreement with the Company to effect a transaction described in Clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) a merger or consolidation of the Company with any other corporation (hereinafter, a “Corporate Transaction”) is consummated, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or for the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, (any of such events being hereinafter referred to as a “Change in Control”), then unless the Committee determines otherwise or as otherwise provided in the applicable award agreement, if a grantee’s employment is terminated by the Company or any successor entity thereto without Cause, or the grantee

B-8	2019 PROXY STATEMENT

APPENDIX B

resigns his or her employment for Good Reason, in either case, on or within three (3) months prior to or two (2) years after a Change in Control, (i) each award granted to such grantee prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable, and (ii) any shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such grantee’s termination of employment. As of the Change in Control date, any outstanding performance awards shall be deemed earned at the target performance level with respect to all open performance periods and will cease to be subject to any further performance conditions but will continue to be subject to time-based vesting following the Change in Control in accordance with the original performance period, provided, however, that if a grantee’s employment is terminated by the Company without Cause or a grantee resigns his or her employment for Good Reason prior to the occurrence of a Change in Control, such grantee’s performance awards shall remain outstanding for three (3) months prior to the conversion described herein and if a Change in Control occurs during such three (3) month period, such performance awards shall be deemed earned as of the Change in Control date as described above. In connection with such Change in Control, the Board (as constituted prior to the Change in Control) may, in its discretion:

(i) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of common stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Committee in accordance with Section 5 of Article I; and/or

(ii) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (a) a cash payment in an amount equal to (1) in the case of an option or an SAR, the number of shares of common stock then subject to the portion of such option or SAR surrendered multiplied by the excess, if any, of the fair market value of a share of common stock as of the date of the Change in Control, over the exercise price or base price per share of common stock subject to such option or SAR, (2) in the case of a restricted stock award, stock unit award or bonus award denominated in shares of common stock, the number of shares of common stock then subject to the portion of such award surrendered, multiplied by the fair market value of a share of common stock as of the date of the Change in Control, and (3) in the case of a bonus award denominated in cash, the value of the bonus award then subject to the portion of such award surrendered; (b) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (a) above; or (c) a combination of the payment of cash pursuant to clause (a) above and the issuance of shares pursuant to clause (b) above.

4. Section 409A. All awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any award or award agreement with respect to an award, the Plan will govern. Without limiting the generality of this Section, with respect to any award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

(a) any payment due upon a grantee’s termination of employment will be paid only upon such grantee’s separation from service from the Company within the meaning of Section 409A;

(b) Any payment due upon a Change in Control of the Company will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;

(c) any payment to be made with respect to such award in connection with the grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) will be delayed until six months after the grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

(d) if any payment to be made with respect to such award would occur at a time when the tax deduction with respect to such payment would be limited or eliminated by Section 162(m) of the Code, such payment may be deferred by the Company under the

B-9

APPENDIX B

circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will not be limited or eliminated;

(e) to the extent necessary to comply with Section 409A, any other securities, other awards or other property that the Company may deliver in lieu of shares in respect of an award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

(f) with respect to any required consent under an applicable award agreement, if such consent has not been effected or obtained as of the latest date provided by such award agreement for payment in respect of such award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;

(g) if the award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;

(h) if the award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the grantee’s right to the dividend equivalents will be treated separately from the right to other amounts under the award; and

(i) for purposes of determining whether the grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with the Company, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

5. Restrictions on Shares. Each grant and award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of common stock subject thereto upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of common stock delivered pursuant to any grant or award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

6. No Right of Participation or Employment. No person (other than non-employee directors to the extent provided in Article V) shall have any right to participate in the Plan. Neither the Plan nor any grant or award made hereunder shall confer upon any person any right to employment or continued employment by the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

7. Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of common stock or other equity security of the Company which is subject to a grant or award hereunder unless and until such person becomes a stockholder of record with respect to such shares of common stock or equity security.

8. Awards Subject to Clawback. The awards and any cash payment or securities delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

9. Nonassignability; No Hedging. Unless otherwise provided in an award agreement, no award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise

B-10	2019 PROXY STATEMENT

APPENDIX B

disposed of or hedged in violation of the Company policy on hedging, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such awards (and any rights thereunder) will be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a grantee to transfer any award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section or Company policy will be null and void and any award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the award agreements will be binding upon any permitted successors and assigns.

10. Right of Offset. The Company will have the right to offset against its obligation to deliver shares (or other property or cash) under the Plan or any award agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares (or other property or cash) under the Plan or any award agreement if such offset could subject the grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding award.

11. Governing Law. The Plan, each grant and award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

12. Foreign Participants. Notwithstanding any provision of the Plan to the contrary the Committee may, with a view to both promoting achievement of the purposes of the Plan and complying with (i) provisions of laws in countries outside the United States in which the Company or its subsidiaries operate or have employees and (ii) the rules of any foreign stock exchange upon which the common stock may be listed, determine which persons outside the United States shall be eligible to participate in the Plan on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or advisable and, to that end, the Committee may establish sub-plans, modified option exercise procedures and other terms and procedures.

13. Insider Limits. Notwithstanding any other provision of the Plan, (i) the maximum number of shares of common stock which may be reserved for issuance to insiders (as defined in the Ontario Securities Act) under the Plan, together with any other previously established or proposed incentive plan, shall not exceed 10% of the outstanding shares of common stock, (ii) the maximum number of shares of common stock which may be issued to insiders under the Plan, together with any other previously established or proposed incentive plan, within any one year period shall not exceed 10% of the outstanding shares of common stock, and (iii) the maximum number of shares of common stock which may be issued to any one insider and his or her associates under the Plan, together with any other previously established or proposed incentive plan, within a one-year period, shall not exceed 5% of the outstanding shares of common stock.

14. Waiver of Jury Trial. Each grantee waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with the Plan.

15. Waiver of Claims. Each grantee of an award recognizes and agrees that before being selected by the Committee to receive an award the grantee has no right to any benefits under the Plan. Accordingly, in consideration of the grantee’s receipt of any award hereunder, the grantee expressly waives any right to contest the amount of any award, the terms of any award agreement, any determination, action or omission hereunder or under any award agreement by the Committee, the Company or the Board, or any amendment to the Plan or any award agreement (other than an amendment to the Plan or an award agreement to which his or her consent is expressly required by the express terms of an award agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

16. Severability; Entire Agreement. If any of the provisions of the Plan or any award agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is

B-11

APPENDIX B

finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any award agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

17. No Liability With Respect to Tax Qualification or Adverse Tax Treatment. Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a grantee on account of an award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

18. No Third-Party Beneficiaries. Except as expressly provided in an award Agreement, neither the Plan nor any award agreement will confer on any person other than the Company and the grantee of any award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.8 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

19. Successors and Assigns of the Company. The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 6.3.

20. Approval of Plan. The Plan and all grants and awards made hereunder shall be null and void if the adoption of the Plan is not approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the next meeting of stockholders following the Board’s adoption of the Plan.

B-12	2019 PROXY STATEMENT

Appendix C

Reconciliation of GAAP Net Earnings to

Non-GAAP Adjusted EBITDA

(in millions)

	For the Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2016
GAAP net earnings	$73.6	$9.7	$59.1
Adjustments
Income tax expense	29.1	46.5	35.2
Interest expense-net	36.7	42.9	11.7
Investment and other income-net(1)	(4.7)	(3.4)	(1.0)
Depreciation and amortization	45.8	44.5	43.3
Restructuring, impairment and other charges-net	4.4	7.1	5.4
Share-based compensation expense	9.2	6.8	2.5
Spin-off related transaction expenses	20.1	16.5	4.9
Net gain on sale of business	(53.8)	—	—
Gain on equity investment	(11.8)	—	—
Gain on eBrevia investment	(1.8)	—	—
Disposition-related expenses(2)	6.8	—	—
Acquisition-related expenses	0.8	0.2	—
Investor-related expenses(3)	0.5	—	—

Total Non-GAAP adjustments	81.3	161.1	102.0
Non-GAAP adjusted EBITDA	$154.9	$170.8	$161.1

(1)

During the first quarter of 2018, the Company adopted ASU 2017-07, which resulted in the presentation of net pension income within investment and other income in the condensed consolidated statement of operations instead of selling, general and administrative expenses. Prior period net pension income was also reclassified.

(2)	Expenses incurred related to the disposition of the Company’s Language Solutions business.
(3)	Expenses incurred related to non-routine investor matters which include third-party advisory and consulting fees and legal fees.

Reconciliation of Net Cash Provided by Operating Activities to

Free Cash Flow

(in millions)

	2018	2017
For the Twelve Months Ended December 31:
Net cash provided by operating activities	$66.3	$91.4
Less: capital expenditures	37.1	27.8

Free cash flow	$29.2	$63.6

Reconciliation of Total Debt to Non-GAAP Net Debt

(in millions)

	December 31,
	2018	2017	2016
Total Debt	$362.7	$458.3	$587.0
Cash	47.3	52.0	36.2

Non-GAAP Net Debt (defined as total debt less cash)	315.4	406.3	550.8
Non-GAAP adjusted EBITDA for the twelve months ended December 31	154.9	170.8	161.1
Non-GAAP Net Leverage (defined as non-GAAP Net Debt divided by non-GAAP adjusted EBITDA)	2.0x	2.4x	3.4x

C-1

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35 West Wacker Drive, Chicago, Illinois 60601 / +1 800 823 5304 / DFINsolutions.com

ANNUAL MEETING OF DONNELLEY FINANCIAL SOLUTIONS, INC.

Date:	May 30, 2019
Time:	10:00 A.M. (Central Time)
Place:	The University of Chicago Gleacher Center 450 North Cityfront Plaza Drive, Chicago, Illinois 60611

Please make your marks like this: ☒ Use dark black pencil or pen only

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1:	Election of Directors

		For	Against	Abstain
	01 Luis Aguilar	☐	☐	☐
	02 Nanci Caldwell	☐	☐	☐
	03 Richard Crandall	☐	☐	☐
	04 Charles Drucker	☐	☐	☐
	05 Juliet Ellis	☐	☐	☐
	06 Gary Greenfield	☐	☐	☐
	07 Jeffery Jacobowitz	☐	☐	☐
	08 Daniel Leib	☐	☐	☐
	09 Lois Martin	☐	☐	☐

		For	Against	Abstain
2:	Advisory Vote to Approve Executive Compensation	☐	☐	☐

3:	Vote to Approve Amendment to Amended and Restated 2016 Performance Incentive Plan	☐	☐	☐

4:	Ratification of Independent Registered Public Accounting Firm	☐	☐	☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of Donnelley Financial Solutions, Inc. Stockholders to be held on Thursday, May 30, 2019

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE
Go To		866-509-1046
www.proxypush.com/DFIN • Cast your vote online. • View Meeting Documents.		• Use any touch-tone telephone.
	OR	• Have your Proxy Card/Voting Instruction Form ready.
• Follow the simple recorded instructions.
MAIL
OR • Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned appoints David A. Gardella and Jennifer B. Reiners, or any of them, each with the power of substitution, and each are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Donnelley Financial Solutions, Inc. to be held on May 30, 2019 or at any postponement or adjournment thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS: FOR LUIS AGUILAR, FOR NANCI CALDWELL, FOR RICHARD CRANDALL, FOR CHARLES DRUCKER, FOR JULIET ELLIS, FOR GARY GREENFIELD, FOR JEFFERY JACOBOWITZ, FOR DANIEL LEIB, FOR LOIS MARTIN, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4.

All votes must be received by 11:59 P.M., Eastern Time, May 29, 2019.

PROXY TABULATOR FOR
DONNELLEY FINANCIAL SOLUTIONS, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Proxy — Donnelley Financial Solutions, Inc.

Annual Meeting of Stockholders

May 30, 2019, 10.00 a.m. (Central Time)

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints David A. Gardella and Jennifer B. Reiners (the “Named Proxies”), and each of them, as proxies for the undersigned, with full power of substitution, to vote, as designated on the reverse side, the shares of common stock of Donnelley Financial Solutions, Inc., a Delaware corporation, the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the 450 North Cityfront Plaza Drive, Chicago, Illinois 60611, on Thursday, May 30, 2019 at 10.00 a.m. (Central Time) and all adjournments or postponements thereof.

The purpose of the Annual Meeting is to take action on the following:

1.	To elect 9 Directors;

2.	To approve, on an advisory basis, the Company’s executive compensation;

3.	To vote to approve amendment of the Company’s Amended and Restated 2016 Performance Incentive Plan;

4.	To vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The 9 directors standing for election are: Luis Aguilar, Nanci Caldwell, Richard Crandall, Charles Drucker, Juliet Ellis, Gary Greenfield, Jeffery Jacobowitz, Daniel Leib and Lois Martin.

The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark this box.	☐